The George
Putnam
Fund of
Boston

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

[GRAPHIC OMITTED: SCALES]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 19, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005


Report from Fund Management

Fund highlights

 * For the semiannual period ended January 31, 2005, The George Putnam
   Fund of Boston's class A shares returned 6.87% without sales charges and 1.24% with maximum sales charges reflected.

 * Over the same period, the fund's equity benchmark, the S&P 500/Barra Value Index, returned 10.47%.

 * The fund's bond benchmark, the Lehman Aggregate Bond Index, returned 3.81% over the same period.

 * The fund's custom blended benchmark, intended to provide a suitable performance target for a balanced fund, is made up of 60% S&P 500/Barra Value Index and 40% Lehman Aggregate Bond Index. It returned 7.85%.

 * The average return of the fund's peer group, Lipper Balanced Funds, was 6.88%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During your fund's semiannual period, a number of factors tugged the financial markets in opposite directions. The George Putnam Fund of Boston navigated the changing markets fairly well. Its balanced portfolio of stocks and bonds performed in line with the average of its peer group, Lipper Balanced Funds. However, the portfolio's emphasis on large-capitalization stocks held back performance, relative to its equity benchmark, as the market continued to favor small- and mid-cap stocks. Your fund's emphasis on solid companies with mid-range yields produced some underperformance relative to its equity benchmark, as the market favored stocks offering low or no yields. The fund did outperform its fixed-income benchmark (based on results at NAV).

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 11/5/37)           NAV       POP
--------------------------------------------------
6 months                     6.87%     1.24%
--------------------------------------------------
1 year                       6.17      0.60
--------------------------------------------------
5 years                     29.81     23.00
Annual average               5.36      4.23
--------------------------------------------------
10 years                   151.31    138.15
Annual average               9.65      9.06
--------------------------------------------------
Annual average
(life of fund)               9.43      9.35
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established, dividend-paying companies that are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.


Market overview

Between August 2004 and January 2005, the first half of your fund's fiscal year, the investing environment exhibited three distinctly different climates. From August 1 through November's U.S. presidential election, the market reflected a great deal of investor uncertainty. In fact, despite rising interest rates, bonds outperformed stocks in August, signaling investors' high level of risk aversion. The possibility of a terrorist incident caused concern in the weeks before Election Day, as did concerns that voting systems and polling equipment would be sub-par, or the election's outcome indecisive. Sustained high oil prices and rising interest rates deepened investor worries about the health of the stock market. As a result, investors focused on defensive stocks during this period. After voters handed Bush a decisive victory, relieved investors soon switched to more aggressive and speculative opportunities. The stock market rallied and posted strong gains through the end of the calendar year. In January, amid slower economic growth and stubbornly high energy prices, investor enthusiasm waned and the stock market produced negative returns. Large-capitalization stocks fared better than small caps and reversed a long-standing trend of small-cap outperformance. Value stocks once again outpaced growth stocks in January. The U.S. dollar continued to be weak relative to foreign currencies, but inflation appeared to be under control.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 10.47%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                13.48%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  14.24%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               8.92%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        7.72%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.30%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
-------------------------------------------------------------------------------

Strategy overview

The overarching themes that had influenced our decisions in the prior fiscal year retained their importance. One such theme was our belief that consumer spending would weaken as the beneficial effects of last year's tax relief began to trail off and as rising interest rates slowed the pace of mortgage refinancing. Accordingly, we deemphasized consumer-oriented stocks and focused on stocks and sectors we thought could benefit from an increase in corporate capital spending. We targeted stocks offering attractive dividend yields, and generally avoided riskier, high-yielding stocks and stocks with little or no yield.

As the semiannual period began, the fund's asset allocation stood at 60% stocks, 35% bonds, and 5% cash. This bond weighting, somewhat lighter than our neutral 40% bond weighting, seemed prudent to us, given the rising-rate environment. After the November presidential election, stocks rallied so strongly that they pushed the portfolio's equity allocation up to about 63%. In early January, we rebalanced the portfolio to bring the equity exposure back to about 60% of assets.

With regard to the fund's bond holdings, we positioned overall duration to be shorter than that of the index, which means the portfolio was less sensitive to changes in interest rates. (Bond prices move in the opposite direction of interest rates.) This helped protect portfolio value through the ongoing series of Fed rate hikes.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                            as of 7/31/04       as of 1/31/05

Common stocks                   60.5%               58.6%

U.S. government
and agency securities           26.1%               17.8%

Short-term
investments                      8.1%               16.2%

Asset-backed
securities                       5.4%                8.9%

Corporate bonds                  7.5%                6.6%

Collateralized
mortgage obligations             5.6%                6.2%

Convertible
preferred stocks                 0.6%                0.7%

U.S. Treasury
obligations                      0.1%                0.4%

Other                            0.3%                0.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Individual stock selection proved to be an important contributor to results during the period. The phrase "stock selection" also encompasses the team's decisions about which stocks not to purchase. And in fact, over this period the best contributors to performance, relative to the fund's benchmark, were stocks that the fund did not own, or those in which it held underweighted positions. For example, for a short period of time we had a relatively small position in Merck, which manufactures the arthritis drug Vioxx. Merck shares fell precipitously after it was learned that people using the drug were more likely to suffer heart disease. The portfolio also had an underweighted position in Ford, which suffered along with other U.S. auto makers from weak demand and stiff competition from foreign auto manufacturers. An underweight position in SBC was beneficial as the prospects for Regional Bell operating companies looked increasingly bleak. Competition from wireless and Internet phone service providers continues to threaten the profitability of the Regional Bells, whose infrastructure emphasizes traditional land lines. The Bells' comeback strategy has not yet been successful at turning the tide in their favor.

The fund not only owned, but had an overweighted position, relative to the benchmark, in Altria. As the litigation environment for tobacco companies improved during the period, shares of Altria appreciated, which helped the fund's return. Masco, which manufactures a variety of home improvement products such as cabinetry, plumbing, paints, and stains, focused its efforts on returning value to its shareholders. This strategy was very successful and Masco's stock performed well. The fund maintained an overweighted position relative to the benchmark. Shares of Tyco continued to perform well, as the company's multiple business units have benefited from new management and effective strategies.


[GRAPHIC OMITTED: TOP EQUITY HOLDINGS]

TOP EQUITY HOLDINGS
(Percent of fund's net assets as of 1/31/05)

 1 ExxonMobil Corp. (3.0%)
   Oil and gas

 2 Citigroup, Inc. (2.7%)
   Banking

 3 Altria Group, Inc. (1.7%)
   Tobacco

 4 ChevronTexaco Corp. (1.7%)
   Oil and gas

 5 Bank of America Corp. (1.6%)
   Banking

 6 Hewlett-Packard Co. (1.3%)
   Computers

 7 Tyco International, Ltd. (Bermuda) (1.3%)
   Conglomerates

 8 U.S. Bancorp (1.2%)
   Banking

 9 JPMorgan Chase & Co. (1.2%)
   Investment banking/brokerage

10 General Electric Co. (1.2%)
   Conglomerates

Footnote reads:
The fund's holdings will change over time.

Hewlett-Packard was among the portfolio's weakest performers. The stock has underperformed our expectations for some time, but we maintained a position because we believe the share price has been well below the company's intrinsic value, and the fund's position offered a lot of appreciation potential. Also, we believed that the market would react favorably to a management change. Shortly after the semiannual period closed, HP replaced its CEO, Carly Fiorina, and the market signaled its approval by driving up the stock price.

Pfizer shares were also weak and dampened the fund's returns. Pfizer's arthritis drug, Celebrex, was thrown under the same harsh spotlight as Merck's Vioxx, although Pfizer chose to leave its drug on the shelves, claiming that patients incapacitated by crippling arthritis might well choose to accept the risk associated with the drug. We believe the stock is quite undervalued at this point, and have maintained a position.

Fannie Mae, the mortgage reseller, underperformed amid an accounting controversy. We believe that the stock will recover in time. We also view it as an exceptional value.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

We anticipate that the economy will continue to grow at a moderate pace with only mild inflation in the coming six months. Though high oil prices and rising interest rates may cloud the horizon, we believe that interest rates on short-term debt will increase more than those for longer-maturity debt, causing the yield curve -- a graphical representation of bond yields of all maturities -- to flatten. Should this occur, it is likely to dampen consumer borrowing and spending, but would be more manageable for large companies embarking on long-term capital improvements. In our view, the environment will favor large-cap companies, the stocks of which appear attractively valued relative to small and mid caps that have enjoyed substantial gains. If we are right, this would be beneficial for your fund, which emphasizes large-cap stocks.

In recent months, the market has been choppy and strong performers have included both defensive and aggressive stocks. Sectors that typically move in tandem, such as basic materials and commodities, traced separate paths and, in our view, seem likely to continue to do so. For example, as this report is being written, we see market dynamics that are favorable for chemicals, but not for metals. Going forward, we think that generating positive results in the portfolio will depend more on understanding companies' individual strengths than on broad market trends. We believe that performance results will be tied to research quality, effective security selection, and asset allocation. We remain committed to the finding the best opportunities in the marketplace, among stocks and bonds.

The market is not predictable, nor does it always exhibit common sense. For this reason we believe that maintaining a well-diversified portfolio of stocks and bonds is important for risk reduction. Having said that, we believe that economic and market factors are currently quite conducive to investing in a balanced fund. In a slower-growth environment, yields from a combination of stock dividends and bond interest income may account for a large portion of investors' total returns. You can be assured that we are focused on helping you pursue your long-term financial goals through disciplined investment management.

--------------------------------------------------------------------------
The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Kevin Cronin, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended January 31.



--------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
--------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
--------------------------------------------------------------------------------------------------------------
Jeanne Mockard      2005                           *
--------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                           *
--------------------------------------------------------------------------------------------------------------
Kevin Cronin        2005                                       *
--------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                       *
--------------------------------------------------------------------------------------------------------------
Jeffrey Knight      2005      *
--------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                                     *
--------------------------------------------------------------------------------------------------------------
Raman Srivastava    2005                           *
--------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
--------------------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,900,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers responsible for the fund's broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by
the Portfolio Leader and Portfolio Members

Jeanne Mockard is also a Portfolio Member of Putnam Equity Income Fund.

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation Funds and Putnam RetirementReady Funds.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund.

Jeanne Mockard, Kevin Cronin, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended January 31, 2005, Portfolio Member Raman
Srivastava joined your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.



-------------------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-------------------------------------------------------------------------------------------------------------
                                                      $1 -         $10,001 -    $50,001-      $100,001
                                    Year      $0      $10,000      $50,000      $100,000      and over
-------------------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
-------------------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
-------------------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
-------------------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
-------------------------------------------------------------------------------------------------------------
Joshua Brooks                        N/A
-------------------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-------------------------------------------------------------------------------------------------------------
Kevin Cronin                        2005                                            *
-------------------------------------------------------------------------------------------------------------
Head of Investments                  N/A
-------------------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                              *
-------------------------------------------------------------------------------------------------------------
President and CEO                   2004      *
-------------------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
-------------------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
-------------------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
-------------------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
-------------------------------------------------------------------------------------------------------------
Francis McNamara, III               2005                 *
-------------------------------------------------------------------------------------------------------------
General Counsel                      N/A
-------------------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                         *
-------------------------------------------------------------------------------------------------------------
Head of Retail Management           2004                                                         *
-------------------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
-------------------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
-------------------------------------------------------------------------------------------------------------
Edward Shadek                        N/A
-------------------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-------------------------------------------------------------------------------------------------------------


N/A indicates the individual joined Putnam's Executive Board after the reporting date.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
-----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)             (11/5/37)             (4/27/92)             (7/26/99)             (12/1/94)          (1/21/03)
-----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP           NAV
-----------------------------------------------------------------------------------------------------------------------------
6 months                   6.87%      1.24%      6.48%      1.48%      6.46%      5.46%      6.62%      2.87%         6.71%
-----------------------------------------------------------------------------------------------------------------------------
1 year                     6.17       0.60       5.30       0.30       5.34       4.34       5.58       1.87          5.81
-----------------------------------------------------------------------------------------------------------------------------
5 years                   29.81      23.00      24.98      22.98      24.90      24.90      26.59      22.17         28.18
Annual average             5.36       4.23       4.56       4.22       4.55       4.55       4.83       4.09          5.09
-----------------------------------------------------------------------------------------------------------------------------
10 years                 151.31     138.15     132.99     132.99     132.94     132.94     138.96     130.58        145.15
Annual average             9.65       9.06       8.83       8.83       8.82       8.82       9.10       8.71          9.38
-----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.43       9.35       8.40       8.40       8.61       8.61       8.67       8.61          9.16
-----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.



-------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
-------------------------------------------------------------------------------------------------------------
                                S&P 500/            Lehman              George              Lipper
                                Barra Value         Aggregate           Putnam              Balanced Funds
                                Index               Bond Index          Blended Index       category average*
-------------------------------------------------------------------------------------------------------------
6 months                        10.47%               3.81%               7.85%               6.88%
-------------------------------------------------------------------------------------------------------------
1 year                          10.93                4.16                8.35                5.12
-------------------------------------------------------------------------------------------------------------
5 years                         13.92               46.36               29.28               13.39
Annual average                   2.64                7.92                5.27                2.36
-------------------------------------------------------------------------------------------------------------
10 years                       201.55              107.60              170.20              134.78
Annual average                  11.67                7.58               10.45                8.77
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)                     --+                 --+                 --+                 --+
-------------------------------------------------------------------------------------------------------------


   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 626, 578, 363, and 165 funds, respectively, in this Lipper category.

 + The benchmarks were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 12/31/86. The Lipper average commenced 12/31/59.


----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/05
----------------------------------------------------------------------------------------------------------
                                     Class A         Class B   Class C          Class M        Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)                  2               2          2                2              2
----------------------------------------------------------------------------------------------------------
Income                               $0.156          $0.091     $0.092           $0.114         $0.147
----------------------------------------------------------------------------------------------------------
Capital gains                          --              --         --               --              --
----------------------------------------------------------------------------------------------------------
Total                                $0.156          $0.091     $0.092           $0.114          $0.147
----------------------------------------------------------------------------------------------------------
Share value:                     NAV        POP        NAV        NAV        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------
7/31/04                       $16.91     $17.85     $16.73     $16.81     $16.74     $17.35     $16.89
----------------------------------------------------------------------------------------------------------
1/31/05                        17.91      18.90      17.72      17.80      17.73      18.37      17.87
----------------------------------------------------------------------------------------------------------
Current return
----------------------------------------------------------------------------------------------------------
Current dividend rate 1        1.74%      1.65%      1.02%      1.03%      1.29%      1.24%      1.68%
----------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                    1.91       1.81       1.17       1.17       1.41       1.34       1.66
----------------------------------------------------------------------------------------------------------


1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)             (11/5/37)             (4/27/92)             (7/26/99)             (12/1/94)          (1/21/03)
-----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP           NAV
-----------------------------------------------------------------------------------------------------------------------------
6 months                   6.26%      0.69%      5.92%      0.92%      5.90%      4.90%      6.00%      2.27%         6.15%
-----------------------------------------------------------------------------------------------------------------------------
1 year                     8.32       2.64       7.51       2.51       7.54       6.54       7.74       3.97          8.07
-----------------------------------------------------------------------------------------------------------------------------
5 years                   27.92      21.22      23.28      21.28      23.22      23.22      24.89      20.48         26.41
Annual average             5.05       3.92       4.27       3.93       4.26       4.26       4.55       3.80          4.80
-----------------------------------------------------------------------------------------------------------------------------
10 years                 159.30     145.60     140.53     140.53     140.47     140.47     146.54     137.88        152.97
Annual average            10.00       9.40       9.17       9.17       9.17       9.17       9.44       9.05          9.73
-----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.46       9.37       8.42       8.42       8.64       8.64       8.70       8.64          9.19
-----------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*          $5.37      $9.26      $9.26      $7.97      $6.67
--------------------------------------------------------------------------------------
Ending value (after expenses)  $1,068.70  $1,064.80  $1,064.60  $1,066.20  $1,067.10
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 8/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.37 (see table above) = $53.70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*          $5.24       $9.05      $9.05      $7.78      $6.51
--------------------------------------------------------------------------------------
Ending value (after expenses)  $1,020.01   $1,016.23  $1,016.23  $1,017.49  $1,018.75
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05.
  The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.



--------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                       1.03%      1.78%      1.78%      1.53%      1.28%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+        1.31%      2.06%      2.06%      1.81%      1.56%
--------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
The George Putnam
Fund of Boston              166%       121%       132%       333%       141%
-----------------------------------------------------------------------------
Lipper Balanced Funds
category average             77%        82%        83%        85%        83%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.86

U.S. stock
fund average       3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.

Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2005 (Unaudited)

Common stocks (58.6%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.3%)
-------------------------------------------------------------------------------
       455,800 Boeing Co. (The)                                     $23,063,480
       685,800 Lockheed Martin Corp.                                 39,646,098
       198,600 Northrop Grumman Corp.                                10,303,368
                                                                 --------------
                                                                     73,012,946

Automotive (0.2%)
-------------------------------------------------------------------------------
       236,300 Lear Corp. (S)                                        12,760,200

Banking (7.6%)
-------------------------------------------------------------------------------
     1,887,000 Bank of America Corp.                                 87,500,190
       292,500 Bank of New York Co., Inc. (The) (S)                   8,690,175
     2,980,400 Citigroup, Inc. (SEG)                                146,188,620
       545,900 State Street Corp.                                    24,461,779
     2,214,500 U.S. Bancorp                                          66,545,725
       887,900 Wachovia Corp.                                        48,701,315
       565,730 Wells Fargo & Co.                                     34,679,249
                                                                 --------------
                                                                    416,767,053

Basic Materials (0.1%)
-------------------------------------------------------------------------------
       123,700 Vulcan Materials Co. (S)                               6,986,576

Beverage (0.5%)
-------------------------------------------------------------------------------
       261,600 Coca-Cola Co. (The)                                   10,853,784
       632,400 Coca-Cola Enterprises, Inc.                           13,881,180
                                                                 --------------
                                                                     24,734,964

Biotechnology (0.1%)
-------------------------------------------------------------------------------
       106,100 Amgen, Inc. (NON)                                      6,603,664

Broadcasting (0.3%)
-------------------------------------------------------------------------------
       388,700 Viacom, Inc. Class B                                  14,514,058

Building Materials (0.8%)
-------------------------------------------------------------------------------
     1,230,400 Masco Corp.                                           45,278,720

Cable Television (0.3%)
-------------------------------------------------------------------------------
       436,100 Comcast Corp. Class A (NON)                           14,038,059
       102,400 Liberty Media International, Inc.
               Class A (NON)                                          4,636,672
                                                                 --------------
                                                                     18,674,731

Capital Goods (0.1%)
-------------------------------------------------------------------------------
        89,200 Eaton Corp.                                            6,064,708

Chemicals (0.6%)
-------------------------------------------------------------------------------
       381,700 Dow Chemical Co. (The)                                18,970,490
       229,900 PPG Industries, Inc.                                  15,812,522
                                                                 --------------
                                                                     34,783,012

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------
       193,400 ARAMARK Corp. Class B                                  5,026,466

Communications Equipment (0.3%)
-------------------------------------------------------------------------------
       902,300 Cisco Systems, Inc. (NON)                             16,277,492

Computers (2.6%)
-------------------------------------------------------------------------------
       170,200 Dell, Inc. (NON)                                       7,107,552
     3,635,081 Hewlett-Packard Co.                                   71,211,237
       695,300 IBM Corp.                                             64,954,926
                                                                 --------------
                                                                    143,273,715

Conglomerates (3.0%)
-------------------------------------------------------------------------------
         3,300 Berkshire Hathaway, Inc. Class B
               (NON)                                                  9,880,563
     1,825,600 General Electric Co.                                  65,958,928
       462,800 Honeywell International, Inc.                         16,651,544
     1,959,650 Tyco International, Ltd. (Bermuda) (S)                70,821,751
                                                                 --------------
                                                                    163,312,786

Consumer Finance (1.1%)
-------------------------------------------------------------------------------
       257,400 Capital One Financial Corp. (S)                       20,149,272
       635,500 Countrywide Financial Corp.                           23,513,500
       113,000 MBNA Corp.                                             3,003,540
       826,000 Providian Financial Corp. (NON)                       13,777,680
                                                                 --------------
                                                                     60,443,992

Consumer Goods (0.8%)
-------------------------------------------------------------------------------
       194,400 Colgate-Palmolive Co.                                 10,213,776
       139,400 Energizer Holdings, Inc. (NON)                         7,891,434
       230,900 Estee Lauder Cos., Inc. (The) Class A                 10,422,826
       287,900 Procter & Gamble Co. (The)                            15,324,917
                                                                 --------------
                                                                     43,852,953

Consumer Services (0.3%)
-------------------------------------------------------------------------------
     2,200,181 Service Corporation Intl. (NON)                       15,181,249

Containers (0.2%)
-------------------------------------------------------------------------------
       252,300 Ball Corp. (S)                                        10,778,256

Electric Utilities (2.1%)
-------------------------------------------------------------------------------
       328,800 Alliant Energy Corp.                                   9,042,000
       154,650 Dominion Resources, Inc. (S)                          10,729,617
        16,200 Edison International                                     526,014
       171,100 Entergy Corp.                                         11,894,872
       434,500 Exelon Corp.                                          19,226,625
       941,750 PG&E Corp. (NON) (S)                                  32,961,250
       214,700 PPL Corp.                                             11,593,800
       122,680 Progress Energy, Inc.                                  5,428,590
       116,600 Public Service Enterprise Group, Inc.                  6,150,650
       132,200 Wisconsin Energy Corp.                                 4,518,596
                                                                 --------------
                                                                    112,072,014

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------
       138,600 Emerson Electric Co.                                   9,319,464

Electronics (1.7%)
-------------------------------------------------------------------------------
       245,600 Freescale Semiconductor, Inc. Class
               B (NON)                                                4,290,632
     2,187,200 Intel Corp.                                           49,102,640
     1,535,400 Motorola, Inc.                                        24,167,196
       351,100 Storage Technology Corp. (NON)                        11,056,139
       259,400 Vishay Intertechnology, Inc. (NON) (S)                 3,390,358
                                                                 --------------
                                                                     92,006,965

Financial (2.6%)
-------------------------------------------------------------------------------
       717,890 Fannie Mae                                            46,361,336
       885,740 Freddie Mac                                           57,829,965
       221,600 Hartford Financial Services Group,
               Inc. (The) (S)                                        14,911,464
       412,200 MetLife, Inc. (S)                                     16,384,950
       110,500 PMI Group, Inc. (The) (S)                              4,394,585
                                                                 --------------
                                                                    139,882,300

Food (0.7%)
-------------------------------------------------------------------------------
       366,500 General Mills, Inc.                                   19,420,835
       277,100 H.J. Heinz Co.                                        10,477,151
           330 PSF Group Holdings, Inc. 144A Class
               A (NON) (F)                                              495,570
       537,300 Tyson Foods, Inc. Class A                              9,225,441
                                                                 --------------
                                                                     39,618,997

Forest Products and Packaging (0.5%)
-------------------------------------------------------------------------------
       580,800 Smurfit-Stone Container Corp. (NON) (S)                8,735,232
       220,500 Sonoco Products Co.                                    5,724,180
       218,400 Weyerhaeuser Co.                                      13,628,160
                                                                 --------------
                                                                     28,087,572

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------
       140,500 GTECH Holdings Corp. (S)                               3,284,890
       204,090 Harrah's Entertainment, Inc. (S)                      12,906,652
                                                                 --------------
                                                                     16,191,542

Health Care Services (1.4%)
-------------------------------------------------------------------------------
       234,900 AmerisourceBergen Corp. (S)                           13,689,972
       291,700 Cardinal Health, Inc.                                 16,428,544
       234,275 CIGNA Corp. (S)                                       18,800,569
        99,700 Express Scripts, Inc. (NON)                            7,396,743
       232,100 Medco Health Solutions, Inc. (NON)                     9,880,497
        14,100 PacifiCare Health Systems, Inc.
               (NON)                                                    867,573
        75,100 Quest Diagnostics, Inc.                                7,157,030
                                                                 --------------
                                                                     74,220,928

Homebuilding (0.3%)
-------------------------------------------------------------------------------
       131,400 Lennar Corp. (S)                                       7,420,158
         8,200 NVR, Inc. (NON)                                        6,488,250
                                                                 --------------
                                                                     13,908,408

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
       444,000 Whirlpool Corp. (S)                                   30,307,440

Insurance (3.2%)
-------------------------------------------------------------------------------
     1,035,200 ACE, Ltd. (Cayman Islands)                            44,927,680
       131,000 Allstate Corp.                                         6,607,640
       317,650 American International Group, Inc.                    21,057,019
       137,500 AON Corp.                                              3,126,750
       288,800 Axis Capital Holdings, Ltd.
               (Bermuda)                                              7,901,568
       235,500 Chubb Corp. (The)                                     17,540,040
        45,200 Endurance Specialty Holdings, Ltd.
               (Bermuda)                                              1,554,880
       219,400 Lincoln National Corp.                                10,123,116
        85,400 MBIA, Inc.                                             5,101,796
        87,000 Montpelier Re Holdings, Ltd.
               (Bermuda)                                              3,258,150
       468,586 St. Paul Travelers Cos., Inc. (The)                   17,590,718
       288,700 W.R. Berkley Corp.                                    13,770,990
        85,900 Willis Group Holdings, Ltd.
               (Bermuda)                                              3,322,612
       235,350 XL Capital, Ltd. Class A (Cayman
               Islands) (S)                                          17,599,473
                                                                 --------------
                                                                    173,482,432

Investment Banking/Brokerage (2.8%)
-------------------------------------------------------------------------------
     1,778,400 JPMorgan Chase & Co.                                  66,387,672
       405,170 Lehman Brothers Holdings, Inc. (S)                    36,947,452
       356,600 Merrill Lynch & Co., Inc.                             21,420,962
       511,700 Morgan Stanley                                        28,634,732
                                                                 --------------
                                                                    153,390,818

Leisure (0.2%)
-------------------------------------------------------------------------------
       231,900 Brunswick Corp.                                       10,695,228

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------
     1,290,600 Cendant Corp.                                         30,393,630
         4,700 Las Vegas Sands Corp. (NON)                              203,980
                                                                 --------------
                                                                     30,597,610

Machinery (0.5%)
-------------------------------------------------------------------------------
       140,100 Deere (John) & Co.                                     9,727,143
       234,000 Parker-Hannifin Corp.                                 15,247,440
                                                                 --------------
                                                                     24,974,583

Manufacturing (0.7%)
-------------------------------------------------------------------------------
       207,400 Dover Corp.                                            7,943,420
       384,850 Ingersoll-Rand Co. Class A (Bermuda)                  28,625,143
                                                                 --------------
                                                                     36,568,563

Media (0.7%)
-------------------------------------------------------------------------------
       122,800 Fox Entertainment Group, Inc. Class
               A (NON)                                                4,132,220
     1,274,400 Liberty Media Corp. Class A (NON)                     13,304,736
       313,600 Time Warner, Inc. (NON)                                5,644,800
       614,100 Walt Disney Co. (The) (S)                             17,581,683
                                                                 --------------
                                                                     40,663,439

Medical Technology (0.5%)
-------------------------------------------------------------------------------
        45,800 Baxter International, Inc.                             1,546,208
       283,300 Boston Scientific Corp. (NON)                          9,365,898
       292,200 Medtronic, Inc. (S)                                   15,337,578
                                                                 --------------
                                                                     26,249,684

Metals (0.5%)
-------------------------------------------------------------------------------
       409,200 Alcoa, Inc.                                           12,075,492
       253,200 United States Steel Corp. (S)                         13,115,760
                                                                 --------------
                                                                     25,191,252

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------
       259,700 Sempra Energy (S)                                      9,666,034

Other (0.1%)
-------------------------------------------------------------------------------
        69,455 S&P 500 Index Depositary Receipts
               (SPDR Trust Series 1)                                  8,206,803

Oil & Gas (6.5%)
-------------------------------------------------------------------------------
       291,300 Amerada Hess Corp. (S)                                25,241,145
       269,200 BP PLC ADR (United Kingdom)                           16,049,704
     1,733,700 ChevronTexaco Corp.                                   94,313,280
     3,142,700 ExxonMobil Corp.                                     162,163,320
       784,700 Marathon Oil Corp.                                    30,391,431
       399,200 Unocal Corp.                                          18,989,944
       143,200 Valero Energy Corp.                                    7,450,696
                                                                 --------------
                                                                    354,599,520

Pharmaceuticals (2.8%)
-------------------------------------------------------------------------------
       708,000 Abbott Laboratories                                   31,874,160
       112,400 Barr Pharmaceuticals, Inc. (NON)                       5,344,620
        25,500 Eli Lilly Co.                                          1,383,120
       890,400 Johnson & Johnson                                     57,608,880
     2,327,040 Pfizer, Inc.                                          56,221,286
        88,500 Wyeth                                                  3,507,255
                                                                 --------------
                                                                    155,939,321

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------
     1,365,548 Xerox Corp. (NON) (S)                                 21,684,902

Railroads (0.7%)
-------------------------------------------------------------------------------
       192,900 Canadian National Railway Co.
               (Toronto Exchange) (Canada)                           11,467,905
       197,400 Norfolk Southern Corp.                                 6,893,208
       354,000 Union Pacific Corp.                                   21,098,400
                                                                 --------------
                                                                     39,459,513

Regional Bells (1.3%)
-------------------------------------------------------------------------------
       275,300 BellSouth Corp.                                        7,223,872
     1,768,700 Verizon Communications, Inc.                          62,948,033
                                                                 --------------
                                                                     70,171,905

Restaurants (0.7%)
-------------------------------------------------------------------------------
     1,267,900 McDonald's Corp.                                      41,067,281

Retail (2.1%)
-------------------------------------------------------------------------------
        99,200 AutoZone, Inc. (NON) (S)                               8,853,600
       323,300 Gap, Inc. (The) (S)                                    7,115,833
       275,890 Limited Brands, Inc. (S)                               6,538,593
       329,100 Lowe's Cos., Inc. (S)                                 18,755,409
     1,803,800 Office Depot, Inc. (NON)                              31,187,702
        77,100 OfficeMax, Inc.                                        2,275,221
     4,379,000 Rite Aid Corp. (NON)                                  15,501,660
       374,100 Supervalu, Inc. (S)                                   11,825,301
       210,000 Wal-Mart Stores, Inc. (S)                             11,004,000
                                                                 --------------
                                                                    113,057,319

Software (1.2%)
-------------------------------------------------------------------------------
       469,700 BMC Software, Inc. (NON)                               7,905,051
         2,750 Computer Associates International, Inc.                   74,773
     1,270,000 Microsoft Corp. (S)                                   33,375,600
     1,740,200 Oracle Corp. (NON)                                    23,962,554
       338,600 Siebel Systems, Inc. (NON)                             2,949,206
                                                                 --------------
                                                                     68,267,184

Technology Services (0.1%)
-------------------------------------------------------------------------------
       189,600 Fiserv, Inc. (NON)                                     7,252,200

Textiles (0.1%)
-------------------------------------------------------------------------------
       123,300 VF Corp. (S)                                           6,553,395

Tobacco (1.7%)
-------------------------------------------------------------------------------
     1,486,433 Altria Group, Inc. (S)                                94,879,018

Toys (0.1%)
-------------------------------------------------------------------------------
       424,300 Mattel, Inc. (S)                                       8,252,635

Waste Management (0.2%)
-------------------------------------------------------------------------------
       286,200 Republic Services, Inc.                                9,436,014
                                                                 --------------
               Total Common stocks
               (cost $2,526,700,449)                             $3,204,249,824

U.S. government and agency mortgage obligations (17.5%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (--%)
-------------------------------------------------------------------------------
               Government National Mortgage Association
               Pass-Through Certificates
      $613,708 7s, with due dates from August 15,
               2029 to October 15, 2031                                $655,815

U.S. Government Agency Mortgage Obligations (17.5%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
      $306,827 8 3/4s, with due dates from May 1,
               2009 to June 1, 2009                                    $325,405
    24,500,000 6 1/2s, TBA, March 1, 2035                            25,610,156
    20,600,000 6 1/2s, TBA, February 1, 2035                         21,568,843
   108,603,221 6 1/2s, with due dates from January
               1, 2024 to November 1, 2034                          113,853,519
               Federal National Mortgage
               Association Pass-Through
               Certificates
        17,923 11s, with due dates from October 1,
               2015 to March 1, 2016                                     20,081
       403,097 9s, with due dates from January 1,
               2027 to July 1, 2032                                     438,624
         6,311 8 3/4s, July 1, 2009                                       6,720
     2,017,247 8s, with due dates from August 1,
               2026 to July 1, 2033                                   2,180,736
     1,953,857 7 1/2s, with due dates from October
               1, 2025 to July 1, 2033                                2,094,149
   121,410,520 7s, with due dates from April 1,
               2023 to December 1, 2034                             128,675,335
     2,294,751 7s, with due dates from November 1,
               2007 to February 1, 2017                               2,431,198
    20,796,801 6 1/2s, with due dates from June 1,
               2023 to October 1, 2034                               21,798,332
       457,187 6 1/2s, with due dates from July 1,
               2010 to May 1, 2011                                      484,178
   158,600,000 6 1/2s, TBA, February 1, 2035                        165,960,023
        49,464 6s, August 1, 2034                                        51,137
       310,996 6s, with due dates from December 1,
               2013 to May 1, 2017                                      325,885
    40,800,000 5 1/2s, TBA, February 1, 2035                         41,539,500
       565,903 5s, with due dates from March 1,
               2019 to August 1, 2019                                   575,740
   353,600,000 5s, TBA, February 1, 2035                            352,716,000
    75,200,000 5s, TBA, February 1, 2020                             76,386,746
        39,925 4s, June 1, 2019                                          39,089
                                                                 --------------
                                                                    957,081,396
                                                                 --------------
               Total U.S. government and agency
               mortgage obligations (cost $953,465,548)            $957,737,211

U.S. government agency obligations (0.3%) (a) (cost $15,874,999)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $14,389,000 Fannie Mae 7 1/4s, January 15, 2010                  $16,445,500

U.S. treasury obligations (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Notes
   $16,200,000 4 1/4s, August 15, 2014                              $16,354,405
     1,450,000 4 1/4s, November 15, 2013                              1,466,313
     3,005,000 3 1/4s, August 15, 2008                                2,979,411
                                                                 --------------
               Total U.S. treasury obligations
               (cost $20,845,370)                                   $20,800,129

Asset-backed securities (8.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,549,251 Aames Mortgage Investment Trust FRN
               Ser. 04-1, Class 2A1,  2.87s, 2034                    $3,549,251
     8,593,500 Aames Mortgage Trust Ser. 03-1,
               Class A, Interest Only (IO), 6s,
               2005                                                     246,618
     2,886,764 ABFS Mortgage Loan Trust Ser. 03-1,
               Class A, IO, 4s, 2005                                     60,890
     6,157,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 3 1/2s, 2005                                157,619
       210,000 Advanta Business Card Master Trust
               FRN Ser. 04-C1, Class C,  3.55s,
               2013                                                     210,000
     1,517,242 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                            1,555,647
               Aegis Asset Backed Securities Trust
               144A
       700,670 Ser. 04-5N, Class Note, 5s, 2034                         700,670
       303,130 Ser. 04-1N, Class Note, 5s, 2034                         303,130
       564,206 Ser. 04-2N, Class N1, 4 1/2s, 2034                       562,884
       781,465 Ser. 04-4N, Class Note, 5s, 2034                         781,954
       954,748 Ser. 04-6N, Class Note, 4 3/4s, 2034                     954,748
     4,891,282 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 2.828s, 2029                           4,891,282
    10,740,000 American Express Credit Account
               Master Trust 144A Ser. 04-C,  Class
               C, 2.903s, 2012                                       10,741,675
    11,006,057 American Home Mortgage Investment
               Trust FRN Ser. 04-3, Class
               2A, 3.59s, 2034                                       10,965,891
     4,918,670 American Home Mortgage Investment
               Trust FRB Ser. 04-3, Class
               3A, 3.71s, 2034                                        4,910,647
       345,543 Ameriquest Finance NIM Trust 144A
               Ser. 04-IAN, Class 1A,  5.437s, 2034                     345,111
               Ameriquest Mortgage Securities, Inc.
    12,268,500 Ser. 02-3, Class S, IO, 6s, 2032                          70,900
     5,013,680 Ser. 03-12, Class S, IO, 5s, 2006                        222,056
     5,435,934 Ser. 03-6, Class S, IO, 5s, 2033                         153,098
     5,561,215 Ser. 03-8, Class S, IO, 5s, 2006                         219,112
     1,346,824 Ameriquest Mortgage Securities, Inc.
               144A Ser. 04-RN9, 4.8s, 2034                           1,346,824
               Amortizing Residential Collateral Trust
     3,024,545 Ser. 02-BC1, Class A, IO, 6s, 2005                        12,067
     4,765,909 Ser. 02-BC3, Class A, IO, 6s, 2005                        90,002
               AQ Finance NIM Trust 144A
        23,000 Ser. 03-N7A, Class Note, 9.07s, 2033                      23,004
       131,087 Ser. 03-N9A, Class Note, 7.385s, 2033                    131,336
        63,754 Arc Net Interest Margin Trust Ser.
               02-2, Class A, 7 3/4s, 2032                               63,648
               Arcap REIT, Inc. 144A
     1,283,000 Ser. 03-1A, Class E, 7.11s, 2038                       1,367,197
     1,112,000 Ser. 04-1A, Class E, 6.42s, 2039                       1,134,066
               Argent NIM Trust 144A
        80,440 Ser. 03-N6, Class A, 6.4s, 2034
               (Cayman Islands)                                          80,641
       116,037 Ser. 03-N8, Class A, 5.56s, 2034
               (Cayman Islands)                                         116,037
       521,865 Ser. 04-WN2, Class A, 4.55s, 2034
               (Cayman Islands)                                         521,865
       393,301 Ser. 04-WN4, Class A, 4.459s, 2034
               (Cayman Islands)                                         392,195
       523,495 Ser. 04-WN9, Class A, 5 3/4s, 2034
               (Cayman Islands)                                         523,495
               Asset Backed Funding Corp. NIM Trust 144A
       173,686 Ser. 03-OPT1, Class Note, 6.9s, 2033                     173,686
        41,569 Ser. 03-WF1, Class N1, 8.35s, 2032                        41,569
       760,090 Ser. 03-WMC1, Class Note, 6.9s, 2033                     761,184
       690,431 Ser. 04-0PT1, Class N1, 4.55s, 2033
               (Cayman Islands)                                         685,253
       437,255 Ser. 04-0PT5, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                         437,255
     1,183,444 Ser. 04-AHL1, Class Note, 5.6s, 2033                   1,183,400
     1,352,989 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                       1,348,539
        58,000 Ser. 04-FF1, Class N2, 5s, 2034
               (Cayman Islands)                                          53,458
               Asset Backed Securities Corp. Home
               Equity Loan Trust
     7,211,463 Ser. 03-HE5, Class A, IO, 4s, 2033                       225,495
       416,920 FRB Ser. 04-HE1, Class A3, 2.88s,
               2034                                                     417,315
               Asset Backed Securities Corp. Home
               Equity Loan Trust FRB
     1,380,603 Ser. 04-HE9, Class A2, 2.9s, 2034                      1,382,381
     1,635,000 Ser. 05-HE1, Class A3, 2.88s, 2035                     1,634,554
     1,017,631 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1, 3.2s, 2033                   1,019,141
       210,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 3.51s, 2011                             214,184
               Bayview Financial Acquisition Trust
    10,769,731 Ser. 03-DA, Class A, IO, 4s, 2006                        210,346
    11,630,558 Ser. 03-E, Class A, IO, 4s, 2006                         290,609
    40,179,151 Ser. 03-X, Class A, IO, 0.9s, 2006                       698,936
     4,211,489 Ser. 04-B, Class A1, 2 1/2s, 2039                      4,211,489
    29,252,071 Ser. 04-D, Class A, IO, 3 1/2s, 2007                   1,301,571
     4,813,000 FRB Ser. 03-G, Class A1, 3.159s, 2039                  4,813,000
     3,573,495 FRN Ser. 03-F, Class A, 3.059s, 2043                   3,579,424
               Bayview Financial Acquisition Trust 144A
     5,651,927 Ser. 03-CA, Class A, IO, 4s, 2005                        141,637
       200,000 FRB Ser. 04-B, Class M2, 3.9s, 2039                      200,000
     4,831,540 Bayview Financial Acquisition Trust
               FRN Ser. 04-D, Class A,  2.949s, 2044                  4,831,540
               Bayview Financial Asset Trust 144A
    78,270,274 Ser. 03-Z, Class AIO1, IO, 0.459s, 2005                  213,777
     1,548,683 FRB Ser. 03-SSRA, Class A, 3.23s, 2038                 1,552,554
     1,836,175 FRB Ser. 03-SSRA, Class M, 3.88s, 2038                 1,840,766
     2,262,838 FRN Ser. 04-SSR1, Class A, 3.13 2039                   2,262,838
               Bear Stearns Alternate Trust
     3,667,432 Ser. 04-11, Class 2A2, 4.968s, 2034                    3,724,695
    10,485,729 Ser. 04-12, Class 2A2, 5.171s, 2035                   10,679,965
     1,766,858 Ser. 04-9, Class 1A1, 5.124s, 2007                     1,799,007
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
     1,098,323 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                       1,098,323
       708,151 Ser. 04-HE10, Class A1, 4 1/4s, 2034
               (Cayman Islands)                                         708,151
       245,000 Ser. 04-HE10, Class A2, 5s, 2034
               (Cayman Islands)                                         245,000
       605,229 Ser. 04-HE5N, Class A1, 5s, 2034
               (Cayman Islands)                                         605,229
       243,000 Ser. 04-HE5N, Class A2, 5s, 2034
               (Cayman Islands)                                         243,000
       692,765 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         693,956
       763,978 Ser. 04-HE7N, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         765,411
       319,561 Ser. 04-HE8N, Class A1, 5s, 2034
               (Cayman Islands)                                         319,561
               Bear Stearns Asset Backed Securities, Inc.
     9,072,800 Ser. 03-AC1, Class A, IO, 5s, 2005                       204,748
    11,241,000 Ser. 03-AC4, Class A, IO, 5s, 2006                       480,797
     2,229,000 FRB Ser. 03-3, Class A2, 3.12s, 2043                   2,229,000
     1,258,017 FRN Ser. 03-1, Class A1, 3.03s, 2042                   1,258,015
       570,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 5.23s, 2010                                          603,577
       646,000 CARMAX Auto Owner Trust Ser. 04-2,
               Class D, 3.67s, 2011                                     641,086
               CARSSX Finance, Ltd. 144A
       502,970 FRB Ser. 04-AA, Class B3, 5.83s,
               2011 (Cayman Islands)                                    513,992
     2,374,557 FRB Ser. 04-AA, Class B4, 7.98s,
               2011 (Cayman Islands)                                  2,437,538
     3,105,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-2, Class A,  6.621s,
               2008                                                   3,306,825
    18,139,500 Centex Home Equity Ser. 04-C, Class
               A, IO, 3 1/2s, 2006                                      493,871
     1,730,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 3.56s, 2010                        1,771,890
               Chase Funding Net Interest Margin 144A
         1,174 Ser. 03-3A, Class Note, 6 7/8s, 2036                       1,175
        51,761 Ser. 03-5A, Class Note, 5 3/4s, 2034                      51,761
        36,388 Ser. 03-6A, Class Note, 5s, 2035                          36,343
       198,111 Ser. 03-C1A, Class Note, 6 3/4s, 2036                    198,854
     1,359,099 Ser. 04-OPT1, Class Note, 4.458s, 2034                 1,357,401
               CHEC NIM Ltd., 144A
       843,958 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                         843,909
       421,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                         418,596
       169,000 Ser. 04-2, Class N3, 8s, 2034
               (Cayman Islands)                                         145,340
     1,060,000 Citibank Credit Card Issuance Trust
               FRN Ser. 01-C1, Class C1,  3.74s, 2010                 1,079,875
               Conseco Finance Securitizations Corp.
     8,597,000 Ser. 00-4, Class A6, 8.31s, 2032                       7,611,231
     4,743,560 Ser. 00-5, Class A4, 7.47s, 2032                       4,864,046
     3,727,000 Ser. 00-5, Class A6, 7.96s, 2032                       3,303,240
     6,025,000 Ser. 01-04, Class A4, 7.36s, 2033                      6,186,470
     7,144,947 Ser. 01-1, Class A4, 6.21s, 2032                       7,259,266
     2,692,000 Ser. 01-1, Class A5, 6.99s, 2032                       2,574,269
     6,235,000 Ser. 01-3, Class A4, 6.91s, 2033                       6,231,259
     2,825,208 Ser. 01-4, Class B1, 9.4s, 2033                          381,403
     8,387,348 Ser. 02-1, Class A, 6.681s, 2033                       8,735,701
     4,582,000 Ser. 02-1, Class M2, 9.546s, 2033                      2,061,900
     8,730,255 Ser. 02-2, Class A, IO, 8 1/2s, 2033                   2,353,677
     3,061,000 Consumer Credit Reference IDX
               Securities 144A FRB Ser. 02-1A,
               Class A, 4.521s, 2007                                  3,109,058
               Countrywide Asset Backed
               Certificates 144A
       130,223 Ser. 03-5NF, Class NF, 6 3/4s, 2034                      130,874
       567,758 Ser. 04-1NIM, Class Note, 6s, 2034                       570,483
     3,510,344 Ser. 04-6N, Class N1, 6 1/4s, 2035                     3,510,344
       795,258 Ser. 04-BC1N, Class Note, 5 1/2s, 2035                   793,763
       534,523 Countrywide Asset-Backed
               Certificates 144A Ser. 04-11N, Class
               N, 5 1/4s, 2036                                          535,525
               Countrywide Partnership Trust 144A
       876,375 Ser. 04-14N, 5s, 2036                                    876,638
       366,591 Ser. 04-EC1N, Class N, 5 1/4s, 2035                      366,408
     1,617,000 Crest, Ltd. 144A Ser. 03-2A, Class
               D2, 6.723s, 2038                                       1,699,952
               CS First Boston Mortgage Securities
               Corp. 144A
    18,048,998 Ser. 04-C4, Class AX, IO, 0.08s,
               2039                                                     422,509
     2,026,832 Ser. 04-FR1N, Class A, 5s, 2034                        2,026,832
     4,234,000 Ser. 05-6N, Class A, 5 1/4s, 2035                      4,219,774
     1,469,500 Fieldstone Mortgage Investment Corp.
               Ser. 03-1, Class A, IO, 6s, 2005                          13,173
       649,328 Finance America NIM Trust 144A Ser.
               04-1, Class A, 5 1/4s, 2034                              649,611
     4,880,001 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class D, 7.863s, 2039                         5,060,535
     1,747,209 First Consumers Master Trust FRN
               Ser. 01-A, Class A, 2.79s, 2008                        1,738,473
     8,305,091 First Franklin Mortgage Loan Asset
               Backed Certificates Ser.
               03-FFB, Class A, IO, 6s, 2005                            156,838
               First Franklin NIM Trust 144A
       171,626 Ser. 03-FF3A, Class A, 6 3/4s, 2033                      170,960
       303,730 Ser. 04-FF1, Class N1, 4 1/2s, 2034                      302,880
       710,833 Ser. 04-FF10, Class N1, 4.45s, 2034
               (Cayman Islands)                                         710,786
       907,335 Ser. 04-FF7A, Class A, 5s, 2034                          909,331
     1,174,324 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                            1,175,058
       650,000 Ford Credit Auto Owner Trust Ser.
               04-A, Class C, 4.19s, 2009                               648,781
       616,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 3.46s, 2038                                    622,160
     2,000,000 Foxe Basin, Ltd. FRB Ser. 03-1A,
               Class A1, 2.99s, 2015                                  2,007,600
               Fremont NIM Trust 144A
       296,826 Ser. 04-3, Class B, 7 1/2s, 2034                         290,979
       742,838 Ser. 04-A, Class Note, 4 3/4s, 2034                      740,981
       524,973 Ser. 04-B, Class Note, 4.703s, 2034                      524,973
     1,247,105 Ser. 04-D, Class N1, 4 1/2s, 2034                      1,251,719
       138,274 Ser. 04-D, Class N2, 7 1/2s, 2034                        138,412
     1,412,745 Fremont Trust 144A Ser. 04-3, Class
               A, 4 1/2s, 2034                                        1,410,344
       308,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 4.53s, 2037                                   321,798
     1,903,750 GE Capital Credit Card Master Note
               Trust FRB Ser. 04-2, Class C, 2.96s, 2010              1,903,750
       413,481 GE Corporate Aircraft Financing, LLC
               144A Ser. 04-1A, Class B,  3.38s, 2018                   413,481
     8,871,000 GMAC Mortgage Corp. Ser. 04-HE5,
               Class A, IO, 6s, 2007                                    862,428
       470,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               4, 6.09s, 2015 (Cayman Islands)                          478,813
               Granite Mortgages PLC
     1,619,000 FRB Ser. 04-1, Class 1C, 3.41s, 2044
               (United Kingdom)                                       1,625,071
     2,970,000 FRN Ser. 01-1, Class 1C, 4.07s, 2041
               (United Kingdom)                                       2,977,889
               Granite Mortgages PLC FRB
     1,300,000 Ser. 02-1, Class 1C, 3.97s, 2042
               (United Kingdom)                                       1,320,410
       650,000 Ser. 02-2, Class 1C, 3.92s, 2043
               (United Kingdom)                                         660,400
               Green Tree Financial Corp.
       362,579 Ser. 95-8, Class B1, 7.3s, 2026                          273,240
       908,502 Ser. 97-4, Class A7, 7.36s, 2029                         983,454
       722,619 Ser. 97-7, Class A8, 6.86s, 2029                         768,686
       327,351 Ser. 99-3, Class A5, 6.16s, 2031                         330,567
     1,137,000 Ser. 99-3, Class A6, 6 1/2s, 2031                      1,189,586
    16,750,000 Ser. 99-5, Class A5, 7.86s, 2030                      15,028,716
     4,620,432 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                            4,495,680
     3,732,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      3,676,393
               GSAMP Trust 144A
       130,150 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                     130,228
       395,688 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     395,411
       538,877 Ser. 04-HE1N, Class N1, 5s, 2034                         537,907
     3,956,857 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                   3,954,878
     1,553,000 Ser. 04-NIM1, Class N2, zero %, 2034                   1,148,909
     3,683,258 Ser. 04-NIM2, Class N, 4 7/8s, 2034                    3,667,420
       222,784 Ser. 04-RENM, Class Note, 5 1/2s,
               2032                                                     222,784
       573,657 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                     573,370
     2,857,911 High Income Trust Securities 144A
               FRB Ser. 03-1A, Class A, 2.76s, 2036                   2,772,174
       746,000 Holmes Financing PLC FRB Ser. 8,
               Class 2C, 3.38s, 2040 (United
               Kingdom)                                                 749,357
               Holmes Financing PLC FRB
    13,365,000 Ser. 1, Class 2C, 3.81s, 2040
               (United Kingdom)                                      13,365,000
       870,000 Ser. 4, Class 3C, 3.96s, 2040
               (United Kingdom)                                         881,136
               Home Equity Asset Trust 144A
         7,842 Ser. 03-4N, Class A, 8s, 2033                              7,842
       178,183 Ser. 03-5N, Class A, 7 1/2s, 2034                        178,628
       376,188 Ser. 03-7N, Class A, 5 1/4s, 2034                        376,423
       526,460 Ser. 04-1N, Class A, 5s, 2034                            526,460
       636,610 Ser. 04-3N, Class A, 5s, 2034                            636,610
       471,366 Ser. 04-4N, Class A, 5s, 2034                            471,366
     1,983,648 Ser. 04-5N, Class A, 5 1/4s, 2034                      1,986,127
       429,000 Hyundai Auto Receivables Trust Ser.
               04-A, Class D, 4.1s, 2011                                424,448
     1,352,339 IMPAC Secured Assets Corp. Ser.
               03-1, Class A, IO, 5s, 2005                               25,036
    29,383,028 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO, 0.811s, 2028                          618,689
               LNR CDO, Ltd. 144A
     5,220,000 FRB Ser. 02-1A, Class FFL, 5.27s,
               2037 (Cayman Islands)                                  5,220,000
     2,585,000 FRB Ser. 03-1A, Class EFL, 5.52s,
               2036 (Cayman Islands)                                  2,805,242
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
        12,791 Ser. 03-4, Class N1, 6.535s, 2033                         12,791
       545,592 Ser. 04-2, Class N1, 4.94s, 2034                         545,592
     1,471,962 Ser. 04-5, Class Note, 5s, 2034                        1,475,200
     3,745,000 Ser. 05-1, Class N1, 4.115s, 2035                      3,745,000
               Long Beach Mortgage Loan Trust
       469,908 Ser. 03-2, Class S1, IO, 4 1/4s,
               2005                                                       7,697
     9,839,200 Ser. 03-2, Class S2, IO, 4 1/4s,
               2005                                                     162,610
    25,951,509 Ser. 04-3, Class S1, IO, 4 1/2s,
               2006                                                   1,346,235
    12,975,805 Ser. 04-3, Class S2, IO, 4 1/2s,
               2006                                                     673,120
               Madison Avenue Manufactured Housing
               Contract
   205,904,963 Ser. 02-A IO, 0.3s, 2032                               2,348,593
     4,059,503 FRB Ser. 02-A, Class B1, 5.78s, 2032                   2,232,727
               Marriott Vacation Club Owner Trust
               144A
       203,694 Ser. 04-2A, Class C, 4.741s, 2026                        201,846
       221,406 Ser. 04-2A, Class D, 5.389s, 2026                        219,442
     2,156,687 FRB Ser. 02-1A, Class A1, 3.2s, 2024                   2,176,352
               Master Asset Backed Securities NIM
               Trust 144A
       375,818 Ser. 04-CI3, Class N1, 4.45s, 2034                       375,818
     1,290,065 Ser. 04-CI5, Class N1, 4.946s, 2034                    1,290,065
       400,000 Ser. 04-CI5, Class N2, 10s, 2034                         399,600
       654,782 Ser. 04-HE1, Class A, 5 1/4s, 2034                       654,716
     1,730,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5, Class C5,  3.66s,
               2010                                                   1,768,067
     6,962,261 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 3.179s, 2027                          6,683,770
               Merrill Lynch Mortgage Investors, Inc.
       118,679 Ser. 03-WM3N, Class N1, 8s, 2005                         118,987
       508,069 Ser. 04-OP1N, Class N1, 4 3/4s, 2035
               (Cayman Islands)                                         506,595
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       320,411 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                     321,276
       240,166 Ser. 03-WM1N, Class N1, 7s, 2033                         240,767
       285,185 Ser. 04-FM1N, Class N1, 5s, 2035                         283,931
       423,282 Ser. 04-HE1N, Class N1, 5s, 2006                         420,319
       912,356 Ser. 04-HE2N, Class N1, 5s, 2035                         908,126
        77,007 Ser. 04-WM1N, Class N1, 4 1/2s, 2034                      76,722
       401,357 Ser. 04-WM2N, Class N1, 4 1/2s, 2005                     399,832
     1,092,422 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                   1,088,052
     1,050,000 Metris Master Trust FRN Ser. 04-2,
               Class C, 3.85s, 2010                                   1,052,625
     1,670,000 Metris Master Trust 144A FRN Ser.
               01-2, Class C, 4.42s, 2009                             1,667,742
       668,000 Metris Master Trust 144A FRB Ser.
               04-2, Class D, 5.77s, 2010                               672,609
               Mid-State Trust
       930,444 Ser. 10, Class B, 7.54s, 2036                            811,201
       491,498 Ser. 11, Class B, 8.221s, 2038                           478,368
     2,884,648 MMCA Automobile Trust Ser. 02-1,
               Class B, 5.37s, 2010                                   2,902,533
       207,327 Morgan Stanley ABS Capital I 144A
               Ser. 04-NC2N, Class Note,  6 1/4s,
               2033                                                     208,570
     3,371,874 Morgan Stanley ABS Capital I FRB
               Ser. 04-WMC3, Class A2PT,  2.82s,
               2035                                                   3,380,303
       215,000 Morgan Stanley Auto Loan Trust Ser.
               04-HB2, Class D, 3.59s, 2012                             214,437
               Morgan Stanley Auto Loan Trust 144A
     1,090,000 Ser. 04-HB1, Class D, 5 1/2s, 2011                     1,070,925
       513,000 Ser. 04-HB2, Class E, 5s, 2012                           497,129
               Morgan Stanley Dean Witter Capital I
       421,079 FRN Ser. 01-NC3, Class B1, 4.98s,
               2031                                                     417,090
     1,004,714 FRN Ser. 01-NC4, Class B1, 5.03s,
               2032                                                     996,593
     1,168,000 Navigator CDO, Ltd. 144A FRB Ser.
               03-1A, Class A1, 2.766s, 2015                          1,175,358
     1,734,000 New Century Home Equity Loan Trust
               Ser. 03-5, Class AI7, 5.15s, 2033                      1,725,856
               New Century Mortgage Corp. NIM Trust
               144A
       169,550 Ser. 03-5, Class Note, 8s, 2033                          170,371
       229,073 Ser. 03-B, Class Note, 6 1/2s, 2033                      229,718
       624,000 Newcastle CDO, Ltd. 144A FRB Ser.
               3A, Class 4FL, 5.72s, 2038                               633,360
        16,013 NNIMS 144A Ser. 03-N1, Class Note,
               7.385s, 2033                                              16,049
       816,918 Nomura Asset Acceptance Corp. Ser.
               04-R3, Class PT, 10.002s, 2035                           907,289
       802,732 Nomura Asset Acceptance Corp. 144A
               Ser. 04-R2, Class PT, IO,  10.118s,
               2034                                                     885,012
               Novastar NIM Trust 144A
       835,826 Ser. 04-N1, Class Note, 4.458s, 2034                     835,826
       800,251 Ser. 04-N2, Class Note, 4.458s, 2034                     800,251
     6,041,488 Oakwood Mortgage Investors, Inc.
               Ser. 02-C, Class A1, 5.41s, 2032                       5,369,070
       857,272 Oakwood Mortgage Investors, Inc.
               144A Ser. 01-B, Class A4,  7.21s,
               2030                                                     817,066
       623,000 Oceanstar 144A FRB Ser. 04, Class D,
               4.406s, 2034                                             623,000
               Option One Mortgage Securities Corp.
               NIM Trust 144A
       188,896 Ser. 03-5, Class Note, 6.9s, 2033                        189,841
     2,268,818 Ser. 04-2A, Class N1, 4.213s, 2034
               (Cayman Islands)                                       2,268,818
     3,013,192 Option One Woodbridge Loan Trust
               144A Ser. 03-1, Class S, IO,  3.7s,
               2005                                                      35,277
       431,000 Origen Manufactured Housing Ser.
               04-B, Class A2, 3.79s, 2017                              422,649
               Park Place Securities NIM Trust 144A
       410,442 Ser. 04-MCWN1, Class A, 4.458s, 2034                     410,955
       770,000 Ser. 04-WCW2, Class D, 7.387s, 2034                      770,000
     2,368,000 Ser. 04-WHQ2, Class A, 4 1/2s, 2035                    2,364,448
     2,506,114 Park Place Securities, Inc. FRB Ser.
               04-WHQ2, Class A3A, 2.88s, 2035                        2,508,984
               Pass-Through Amortizing Credit Card
               Trust
       311,411 Ser. 02-1A, Class A3FL, 5.48s, 2012                      311,926
       523,193 Ser. 02-1A, Class A4FL, 7.98s, 2012                      524,030
               People's Choice Net Interest Margin
               Note 144A
     2,517,549 Ser. 04-2, Class A, 5s, 2034                           2,523,208
       313,000 Ser. 04-2, Class B, 5s, 2034                             283,578
               Permanent Financing PLC FRB
       870,000 Ser. 1, Class 3C, 3.66s, 2042
               (United Kingdom)                                         878,352
     1,300,000 Ser. 3, Class 3C, 3.61s, 2042
               (United Kingdom)                                       1,317,680
               Pillar Funding PLC 144A
       657,000 FRB Ser. 04-1A, Class C1, 3.49s,
               2011 (United Kingdom)                                    660,813
       912,000 FRB Ser. 04-2A, Class C, 3.37s, 2011
               (United Kingdom)                                         912,895
               Providian Gateway Master Trust 144A
       944,000 Ser. 04-DA, Class D, 4.4s, 2011                          930,873
     1,204,000 FRB Ser. 04-AA, Class D, 4.33s, 2011                   1,206,528
     1,900,000 FRN Ser. 04-BA, Class D, 3.88s, 2010                   1,914,949
       701,000 FRN Ser. 04-EA, Class D, 3.41s, 2011                     701,187
               Renaissance Home Equity Loan Trust
     2,369,562 Ser. 03-2, Class A, IO, 3s, 2005                          39,394
     2,261,414 Ser. 03-4, Class S, IO, 3s, 2006                          45,228
       790,152 Renaissance NIM Trust 144A Ser.
               04-A, Class Note, 4.45s, 2034                            790,152
     1,092,069 Residential Accredit Loans, Inc.
               Ser. 04-QA5, Class A2, 5.004s, 2034                    1,108,802
     7,577,778 Residential Asset Mortgage Products,
               Inc. Ser. 04-RZ2, Class A,
               IO, 3 1/2s, 2006                                         203,653
               Residential Asset Securities Corp.
     3,271,613 Ser. 02-KS6, Class AIO, IO, 4 1/2s,
               2005                                                      11,388
       843,750 Ser. 03-KS4, Class AI, IO, 3 1/2s,
               2005                                                      14,551
               Residential Asset Securities Corp.
               144A
     1,769,910 Ser. 04-N10B, Class A1, 5s, 2034                       1,769,910
     1,639,198 Ser. 04-NT, Class Note, 5s, 2034                       1,631,002
       716,801 Ser. 04-NT12, Class Note, 4.7s, 2035                     716,783
               Residential Funding Mortgage
               Securities II
    12,130,648 Ser. 03-HS1, Class AI, IO, 5 1/2s,
               2033                                                     319,036
     3,446,060 Ser. 03-HS2, Class AI, IO, 5 1/2s,
               2005                                                     115,228
     5,415,265 Ser. 03-HS3, Class AI, IO, 5s, 2006                      159,209
               SAIL Net Interest Margin Notes 144A
       171,788 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         173,505
       215,323 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                         216,399
        96,977 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          97,705
       324,487 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         324,130
       112,272 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         112,240
       209,460 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                         209,460
       127,992 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         127,043
       208,287 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                         207,238
       552,494 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                         549,620
       274,437 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         273,639
     2,719,653 Ser. 04-10A, Class A, 5s, 2034
               (Cayman Islands)                                       2,720,741
     3,380,788 Ser. 04-11A, Class A2, 4 3/4s, 2035
               (Cayman Islands)                                       3,381,633
     1,737,303 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                       1,737,303
     2,249,519 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                       2,246,145
       350,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                         322,665
       660,637 Ser. 04-5A, Class A, 4 1/2s, 2034
               (Cayman Islands)                                         659,665
       898,813 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                         897,563
       139,042 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         136,733
     1,055,022 Ser. 04-8A, Class A, 5s, 2034
               (Cayman Islands)                                       1,055,022
       600,668 Ser. 04-8A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         587,183
     2,666,631 Ser. 04-AA, Class A, 4 1/2s, 2034
               (Cayman Islands)                                       2,657,298
       535,930 Ser. 04-BN2A, Class A, 5s, 2034
               (Cayman Islands)                                         536,144
       271,359 Ser. 04-BNCA, Class A, 5s, 2034
               (Cayman Islands)                                         270,960
        36,667 Sasco Net Interest Margin Trust 144A
               Ser. 03-AM1, Class A,  7 3/4s, 2033                       36,488
       165,436 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A, 6.656s, 2033                         165,436
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
       823,666 Ser. 03-0P1N, Class NA, 4.45s, 2033                      822,677
       170,426 Ser. 03-HE1N, 6.9s, 2033                                 171,125
       112,459 Ser. 03-NC1N, Class N, 7 1/4s, 2033                      112,920
        89,772 Ser. 03-TC1N, Class N, 7.45s, 2033                        89,772
       497,676 Ser. 04-4N, Class Note, 6.65s, 2034                      497,079
       419,185 Ser. 04-HE1N, Class Note, 4.94s,
               2034                                                     419,185
       326,995 Ser. 04-HE2N, Class NA, 5.43s, 2034                      326,177
       290,109 Ser. 04-HS1N, Class Note, 5.92s,
               2034                                                     290,109
       470,000 South Coast Funding 144A FRB Ser.
               3A, Class A2, 3.46s, 2038                                476,157
               Structured Adjustable Rate Mortgage
               Loan Trust
     1,363,061 Ser. 04-10, Class 1A1, 4.956s, 2034                    1,383,170
     3,380,419 Ser. 04-12, Class 1A2, 5.059s, 2034                    3,433,487
     2,875,665 Ser. 04-14, Class 1A, 5 1/8s, 2034                     2,923,886
     3,069,215 Ser. 04-16, Class 1A2, 5.041s, 2034                    3,117,500
     2,804,139 Ser. 04-18, Class 1A1, 5.089s, 2034                    2,850,164
     7,086,674 Ser. 04-20, Class 1A2, 5.093s, 2034                    7,209,520
     9,726,100 Ser. 04-6, Class 1A, 4.416s, 2034                      9,802,394
        93,844 Ser. 04-8, Class 1A3, 4.715s, 2034                        94,496
    11,483,000 Ser. 05-1, Class 1A1, 5.16s, 2035                     11,692,005
     3,047,059 Structured Adjustable Rate Mortgage
               Loan Trust 144A Ser. 04-NP2, Class
               A, 2.88s, 2034                                         3,047,059
               Structured Asset Investment Loan Trust
     5,539,614 Ser. 03-BC1, Class A, IO, 6s, 2005                        22,097
    11,248,961 Ser. 03-BC10, Class A, IO, 6s, 2005                      100,869
    39,803,174 Ser. 03-BC11, Class A, IO, 6s, 2005                      554,536
     5,379,865 Ser. 03-BC12, Class A, IO, 6s, 2005                      101,597
    16,364,571 Ser. 03-BC13, Class A, IO, 6s, 2005                      309,039
        22,088 Ser. 03-BC1A, Class A, 7 3/4s, 2033                       22,157
    20,057,494 Ser. 03-BC2, Class A, IO, 6s, 2005                       179,855
    13,350,701 Ser. 03-BC8, Class A, IO, 6s, 2005                       251,384
    14,879,333 Ser. 03-BC9, Class A, IO, 6s, 2005                        59,364
    34,614,710 Ser. 04-1, Class A, IO, 6s, 2005                         995,282
    25,395,901 Ser. 04-3, Class A, IO, 6s, 2005                         855,035
               Structured Asset Securities Corp.
     3,199,321 Ser. 03-26A, Class 2A, 4.564s, 2033                    3,227,942
     1,995,783 Ser. 03-40A, Class 1A, 4.955s, 2034                    2,022,740
     1,808,630 Ser. 04-8, Class 1A1, 4.715s, 2034                     1,829,799
     6,112,345 Ser. 98-RF3, Class A, IO, 6.1s, 2028                     748,762
               Structured Asset Securities Corp. 144A
     2,800,000 FRB Ser. 03-NP2, Class A2, 3.08s, 2032                 2,796,063
       573,709 FRN Ser. 03-NP3, Class A1, 3.03s, 2033                   573,709
     3,199,000 Terwin Mortgage Trust FRB Ser.
               04-5HE, Class A1B, 2.95s, 2035                         3,196,155
     1,698,000 TIAA Real Estate CD0, Ltd. Ser.
               03-1A, Class E, 8s, 2038 (Cayman
               Islands)                                               1,644,762
    13,388,856 Wells Fargo Home Equity Trust Ser.
               04-1, Class A, IO, 6s, 2005                              467,731
               Wells Fargo Home Equity Trust 144A
       935,691 Ser. 04-1N, Class A, 5s, 2034                            932,346
     2,431,604 Ser. 04-2, Class N1, 4.45s, 2034                       2,431,460
       862,000 Ser. 04-2, Class N2, 8s, 2034                            818,900
     5,071,092 Wells Fargo Mortgage Backed
               Securities Trust FRB Ser. 04-U,
               Class A1, 3.89s, 2034                                  5,096,447
     7,937,599 Wells Fargo Mortgage Backed
               Securities Trust Ser. 04-I, Class
               1A1, 3.393s, 2034                                      7,962,404
     1,060,000 Westo Ser. 04-3, Class D, 4.07s, 2012                  1,055,124
               WFS Financial Owner Trust
       479,027 Ser. 04-1, Class D, 3.17s, 2011                          473,319
       421,000 Ser. 04-4, Class D, 3.58s, 2012                          416,706
       891,000 Ser. 05-1, Class D, 4 1/4s, 2012                         889,524
       386,038 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                     380,066
               Whole Auto Loan Trust 144A
     2,020,055 Ser. 03-1, Class D, 6s, 2010                           2,012,795
     1,471,000 Ser. 04-1, Class D, 5.6s, 2011                         1,466,633
                                                                 --------------
               Total Asset-backed securities
               (cost $500,483,837)                                 $489,081,343

Corporate bonds and notes (6.6%) (a)
Principal amount                                                          Value

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------
      $145,000 Boeing Capital Corp. sr. notes 6.1s, 2011               $158,559
       685,000 Boeing Co. (The) debs. 6 7/8s, 2043                      829,875
       625,000 Litton Industries, Inc. sr. notes
               8s, 2009                                                 719,628
     1,270,000 Lockheed Martin Corp. bonds 8 1/2s, 2029               1,771,477
     1,115,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                  1,277,522
       305,000 Raytheon Co. bonds 5 3/8s, 2013                          319,147
       625,000 Raytheon Co. debs. 7s, 2028                              741,637
       581,000 Raytheon Co. debs. 6s, 2010                              627,568
     1,145,000 Raytheon Co. notes 8.3s, 2010                          1,348,747
       830,000 Raytheon Co. notes 4.85s, 2011                           846,581
                                                                 --------------
                                                                      8,640,741

Airlines (0.1%)
-------------------------------------------------------------------------------
     4,215,000 Continental Airlines, Inc.
               pass-through certificates Ser. 98-2,
               6.32s, 2008                                            4,201,149

Automotive (0.3%)
-------------------------------------------------------------------------------
     2,525,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                            2,797,490
     1,080,000 DaimlerChrysler NA Holding Corp.
               company guaranty 6 1/2s, 2013                          1,174,133
     2,120,000 Ford Motor Co. debs. 9.98s, 2047                       2,606,650
       190,000 Ford Motor Credit Corp. notes
               7 3/4s, 2007                                             200,479
     3,835,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                           4,083,665
     1,295,000 General Motors Acceptance Corp.
               bonds 8s, 2031                                         1,310,524
       665,000 General Motors Acceptance Corp.
               notes 6 7/8s, 2011                                       667,771
       430,000 General Motors Corp. notes 7.2s,
               2011                                                     431,471
       520,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              586,297
                                                                 --------------
                                                                     13,858,480

Banking (0.9%)
-------------------------------------------------------------------------------
     1,055,000 Allfirst Financial Inc. sub. notes
               7.2s, 2007                                             1,134,769
       320,000 Bank of America Corp. sr. notes
               5 3/8s, 2014                                             337,002
       705,000 Bank of America Corp. sub. notes
               7.4s, 2011                                               816,708
       405,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                393,586
       100,000 Bank One Corp. sub. notes 5 1/4s, 2013                   103,356
     5,449,000 Bank United Corp. notes Ser. A, 8s, 2009               6,209,522
       790,000 Barclays Bank PLC 144A FRN 6.86s,
               2049 (United Kingdom)                                    919,965
       545,000 Capital One Bank notes 6 1/2s, 2013                      598,771
       385,000 Capital One Bank notes Ser. BKNT,
               4 7/8s, 2008                                             393,885
       470,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                    506,481
     1,925,000 Citigroup, Inc. debs. 6 5/8s, 2028                     2,228,111
     3,382,000 Citigroup, Inc. sub. notes 5s, 2014                    3,433,613
     1,035,000 Countrywide Capital III company
               guaranty Ser. B, 8.05s, 2027                           1,250,354
       780,000 Credit Suisse First Boston USA, Inc.
               notes 4 7/8s, 2015                                       776,761
     1,620,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                           1,749,508
       935,000 Fleet Capital Trust V bank guaranty
               FRN 3.51s, 2028                                          936,843
     2,300,000 HSBC Capital Funding LP 144A bank
               guaranty FRB 9.547s, 2049 (Jersey)                     2,849,608
     1,095,000 National City Bank bonds 4 5/8s,
               2013                                                   1,091,756
     1,165,000 National City Bank sub. notes
               Ser. BKNT, 6 1/4s, 2011                                1,277,496
     5,540,000 NB Capital Trust IV company guaranty
               8 1/4s, 2027                                           6,232,921
       815,000 Nordea Bank Finland PLC sub. notes
               6 1/2s, 2009 (Finland)                                   885,879
     2,345,000 PNC Funding Corp. bonds 5 1/4s, 2015 (S)               2,393,225
     1,200,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008                                     1,196,119
        80,000 Rabobank Capital Funding II 144A
               bonds 5.26s, 2049                                         82,039
       985,000 Rabobank Capital Funding Trust 144A
               sub. notes FRN 5.254s, 2049                              986,701
       400,000 Royal Bank of Scotland Group PLC FRB
               7.648s, 2049 (United Kingdom)                            503,599
       680,000 Royal Bank of Scotland Group PLC FRN
               7 3/8s, 2049 (United Kingdom)                            707,529
     1,270,000 Suncorp-Metway, Ltd. 144A notes FRB
               3 1/2s, 2013 (Australia)                               1,244,755
     3,020,000 UBS AG/Jersey Branch FRN 5.51s, 2008
               (United Kingdom)                                       3,186,100
     1,345,000 UBS Preferred Funding Trust I
               company guaranty 8.622s, 2049 (S)                      1,606,911
     2,465,000 Wachovia Bank NA/Old bonds 4 7/8s,
               2015                                                   2,477,589
     1,835,000 Wachovia Corp. sub. notes 5 1/4s,
               2014 (S)                                               1,895,957
     1,010,000 Westpac Capital Trust III 144A sub.
               notes FRN 5.819s, 2049                                 1,066,752
                                                                 --------------
                                                                     51,474,171

Beverage (0.1%)
-------------------------------------------------------------------------------
       760,000 Diageo PLC company guaranty 8s, 2022
               (United Kingdom)                                       1,007,366
       225,000 Grand Metro Investment Corp. company
               guaranty 9s, 2011                                        282,346
     1,380,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                           1,450,144
                                                                 --------------
                                                                      2,739,856

Broadcasting (0.1%)
-------------------------------------------------------------------------------
     1,355,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                      1,505,958
     1,330,000 News America, Inc. 144A bonds 6.2s,
               2034 (S)                                               1,371,975
                                                                 --------------
                                                                      2,877,933

Cable Television (0.3%)
-------------------------------------------------------------------------------
       145,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    179,122
       730,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                             835,152
     2,060,000 Cox Communications, Inc. 144A notes
               5.45s, 2014                                            2,078,635
       575,000 Cox Communications, Inc. 144A notes
               4 5/8s, 2010                                             572,553
       945,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                   1,008,675
     3,585,000 Jones Intercable, Inc. sr. notes
               7 5/8s, 2008                                           3,941,317
       535,000 TCI Communications, Inc. debs. 9.8s,
               2012                                                     693,078
     1,115,000 TCI Communications, Inc. debs.
               8 3/4s, 2015                                           1,432,046
     2,175,000 TCI Communications, Inc. debs.
               7 7/8s, 2013                                           2,620,216
       575,000 USA Interactive Corp. notes 7s, 2013 (S)                 640,902
                                                                 --------------
                                                                     14,001,696

Chemicals (0.2%)
-------------------------------------------------------------------------------
     1,315,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                   1,529,142
       115,000 Dow Chemical Co. (The) notes 6s,
               2012                                                     125,989
     1,510,000 Dow Chemical Co. (The) Pass Through
               Trust 144A company guaranty  4.027s,
               2009                                                   1,446,952
       685,000 Eastman Chemical Co. notes 3 1/4s,
               2008                                                     666,850
       450,000 ICI Wilmington, Inc. company
               guaranty 5 5/8s, 2013                                    468,863
     1,150,000 ICI Wilmington, Inc. company
               guaranty 4 3/8s, 2008                                  1,154,918
       945,000 Lubrizol Corp. (The) sr. notes
               5 1/2s, 2014                                             969,852
       365,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    405,150
       730,000 Monsanto Co. notes 4s, 2008                              729,491
       240,000 Monsanto Co. sr. notes 7 3/8s, 2012                      282,512
       510,000 Potash Corp. of Saskatchewan notes
               7 3/4s, 2011 (Canada)                                    602,343
       465,000 Praxair, Inc. notes 6 3/8s, 2012 (S)                     520,416
                                                                 --------------
                                                                      8,902,478

Computers (--%)
-------------------------------------------------------------------------------
       695,000 SunGard Data Systems, Inc. bonds
               4 7/8s, 2014                                             679,951

Conglomerates (0.1%)
-------------------------------------------------------------------------------
     1,375,000 Tyco International Group SA company
               guaranty 7s,  2028 (Luxembourg)                        1,616,036
     1,770,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    1,982,793
                                                                 --------------
                                                                      3,598,829

Consumer Finance (0.2%)
-------------------------------------------------------------------------------
       760,000 Block Financial Corp. notes 5 1/8s,
               2014                                                     754,634
     1,710,000 Countrywide Home Loans, Inc. company
               guaranty Ser. MTNL, 4s, 2011                           1,658,855
     1,505,000 Household Finance Corp. notes 8s,
               2010                                                   1,764,027
     4,025,000 Household Finance Corp. notes 7s,
               2012                                                   4,606,769
       110,000 Household Finance Corp. notes
               4 1/8s, 2009                                             109,269
     1,820,000 HSBC Finance Corp. notes 6 3/4s,
               2011                                                   2,042,491
                                                                 --------------
                                                                     10,936,045

Consumer Goods (--%)
-------------------------------------------------------------------------------
     1,385,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                           1,444,320

Containers (--%)
-------------------------------------------------------------------------------
       845,000 Sealed Air Corp. 144A bonds 6 7/8s,
               2033                                                     936,578
       800,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013                                                     830,742
                                                                 --------------
                                                                      1,767,320

Electric Utilities (0.6%)
-------------------------------------------------------------------------------
       485,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     506,284
       785,000 AEP Texas North Co. sr. notes
               Ser. B, 5 1/2s, 2013                                     819,588
       480,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             528,215
     1,290,000 Cleveland Electric Illuminating Co.
               (The) sr. notes 5.65s, 2013                            1,336,849
     2,410,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                   2,507,152
       230,000 Consumers Energy Co. 1st. mtge. 5s,
               2015                                                     230,458
       975,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                   998,723
     1,155,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                           1,171,051
     1,945,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011 (S)                                        2,193,050
        55,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                               59,686
     1,055,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                            1,168,929
       490,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             519,595
       515,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         555,572
     2,185,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                   2,216,042
       713,000 Nevada Power Co. 2nd mtge. 9s, 2013                      823,515
       425,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                       426,063
     1,355,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                  1,589,243
     1,880,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                       2,298,919
       820,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                     1,004,718
     1,365,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                     1,510,596
     1,180,000 Pacific Gas & Electric Co. 1st mtge.
               6.05s, 2034                                            1,275,098
       550,000 Pacific Gas & Electric Co. 1st mtge.
               4.8s, 2014                                               552,483
       370,000 Pacific Gas & Electric Co. 1st.
               mtge. 4.2s, 2011                                         365,817
     1,020,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                            1,078,523
       825,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                     855,749
     1,358,438 Power Receivable Finance, LLC 144A
               sr. notes 6.29s, 2012                                  1,422,298
       605,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            661,692
       570,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                     575,633
       915,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                               977,680
       375,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               413,800
       765,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             852,331
       660,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     747,851
       445,000 Westar Energy, Inc. 1st mtge. 5.15s,
               2017                                                     448,371
       560,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                             605,161
       921,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,029,218
                                                                 --------------
                                                                     34,325,953

Electronics (--%)
-------------------------------------------------------------------------------
       390,000 Motorola, Inc. notes 7 5/8s, 2010                        451,932
     1,000,000 Motorola, Inc. notes 4.608s, 2007                      1,014,651
                                                                 --------------
                                                                      1,466,583

Energy (--%)
-------------------------------------------------------------------------------
       548,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             572,660
     1,180,000 Schlumberger Technology Corp. 144A
               notes 6 1/2s, 2012                                     1,322,996
                                                                 --------------
                                                                      1,895,656

Financial (0.9%)
-------------------------------------------------------------------------------
     3,165,000 Associates First Capital Corp. debs.
               6.95s, 2018                                            3,709,785
     4,065,000 Associates First Capital Corp. sub.
               debs. 8.15s, 2009                                      4,720,762
     1,250,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                           1,453,459
     1,015,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012 (S)                                               1,202,875
       465,000 CIT Group, Inc. sr. notes 5s, 2015                       465,719
     2,575,000 CIT Group, Inc. sr. notes 5s, 2014                     2,595,999
     1,545,000 Executive Risk Capital Trust company
               guaranty Class B, 8.675s, 2027                         1,746,083
     1,300,000 Fund American Cos. Inc. notes
               5 7/8s, 2013                                           1,334,768
       565,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032 (S)                                 677,482
       830,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                         907,157
       955,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                1,044,924
       600,000 Greenpoint Capital Trust I company
               guaranty 9.1s, 2027                                      686,035
       890,000 Hartford Financial Services Group,
               Inc. (The) sr. notes 7.9s, 2010                        1,025,881
       760,000 Heller Financial, Inc. notes 7 3/8s,
               2009                                                     860,832
     2,630,000 International Lease Finance Corp.
               notes 4 3/4s, 2012                                     2,640,538
     1,585,000 International Lease Finance Corp.
               notes 4.35s, 2008                                      1,597,623
       765,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                         893,251
     8,205,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                           8,867,587
       510,000 Loews Corp. notes 5 1/4s, 2016                           507,001
       680,000 MetLife, Inc. sr. notes 6 1/8s, 2011                     743,360
       465,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                       476,919
       375,000 Nationwide Mutual Insurance Co. 144A
               notes 8 1/4s, 2031                                       478,375
       710,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                      781,557
     1,515,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                1,577,916
       865,000 Protective Life Corp. notes 4.3s,
               2013 (S)                                                 834,405
       795,000 Prudential Financial, Inc. notes
               Ser. MTNB, 4 1/2s, 2013                                  777,077
       870,000 Prudential Insurance Co. 144A notes
               8.3s, 2025                                             1,139,617
     1,585,000 St. Paul Co., Inc. (The) sr. notes
               5 3/4s, 2007                                           1,644,533
       935,000 State Street Capital Trust II notes
               FRN 2.79s, 2008                                          939,016
     1,100,000 Steers Delaware Business Trust 144A
               notes 5.565s, 2005                                     1,117,732
     2,115,000 Sun Life Canada Capital Trust 144A
               company guaranty 8.526s, 2049                          2,413,611
       565,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                   557,770
                                                                 --------------
                                                                     50,419,649

Food (0.1%)
-------------------------------------------------------------------------------
     1,130,000 ConAgra Foods, Inc. notes 7 7/8s,
               2010                                                   1,323,012
       690,000 ConAgra Foods, Inc. notes 6 3/4s,
               2011                                                     779,185
     3,300,000 Kraft Foods, Inc. notes 6 1/4s, 2012                   3,630,977
       390,000 Tyson Foods, Inc. notes 8 1/4s, 2011                     461,843
       150,000 Tyson Foods, Inc. notes 7 1/4s, 2006                     158,221
                                                                 --------------
                                                                      6,353,238

Forest Products and Packaging (0.1%)
-------------------------------------------------------------------------------
       745,000 Georgia-Pacific Corp. sr. notes 8s,
               2014                                                     838,125
       695,000 International Paper Co. notes 5.3s,
               2015                                                     715,311
       975,000 Weyerhaeuser Co. debs. 7.95s, 2025                     1,231,252
       675,000 Weyerhaeuser Co. debs. 7 1/8s, 2023                      782,663
     1,005,000 Weyerhaeuser Co. notes 6 3/4s, 2012                    1,139,332
                                                                 --------------
                                                                      4,706,683

Gaming & Lottery (--%)
-------------------------------------------------------------------------------
       810,000 GTECH Holdings Corp. notes 4 3/4s,
               2010                                                     814,278
       535,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       595,188
       255,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           283,050
                                                                 --------------
                                                                      1,692,516

Health Care (--%)
-------------------------------------------------------------------------------
       915,000 HCA, Inc. sr. notes 6.95s, 2012                          963,488

Homebuilding (0.1%)
-------------------------------------------------------------------------------
       545,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 609,156
       840,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     861,278
        20,000 Lennar Corp. company guaranty
               Ser. B, 9.95s, 2010                                       21,325
       973,000 Lennar Corp. sr. notes 7 5/8s, 2009                    1,086,949
       540,000 Pulte Homes, Inc. company guaranty
               7 7/8s, 2011 (S)                                         626,347
       575,000 Ryland Group, Inc. (The) notes
               5 3/8s, 2015                                             578,991
                                                                 --------------
                                                                      3,784,046

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------
     1,625,000 Goldman Sachs Group, Inc. (The)
               notes 5 1/8s, 2015                                     1,645,041
     1,570,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013 (S)                                 1,560,500
     3,050,000 JPMorgan Chase & Co. sub. notes
               5 1/8s, 2014                                           3,107,044
       850,000 Lehman Brothers Holdings, Inc. notes
               6 5/8s, 2012                                             952,464
       540,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 4 3/4s, 2009                                     548,731
       820,000 Morgan Stanley Dean Witter & Co. sr.
               notes 6 3/4s, 2011                                       920,835
                                                                 --------------
                                                                      8,734,615

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------
     2,015,000 Cendant Corp. notes 6 1/4s, 2010                       2,166,159
     1,015,000 Cendant Corp. sr. notes 7 3/8s, 2013 (S)               1,177,451
     1,355,000 Hilton Hotels Corp. notes 8 1/4s,
               2011                                                   1,592,193
                                                                 --------------
                                                                      4,935,803

Manufacturing (--%)
-------------------------------------------------------------------------------
       265,000 Bunge Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                      315,911
       905,000 Bunge Ltd. Finance Corp. company
               guaranty 4 3/8s, 2008                                    907,993
       420,000 Bunge Ltd. Finance Corp. notes
               5 7/8s, 2013                                             449,891
                                                                 --------------
                                                                      1,673,795

Media (0.2%)
-------------------------------------------------------------------------------
       960,000 AOL Time Warner, Inc. bonds 7 5/8s,
               2031                                                   1,182,507
     1,330,000 Liberty Media Corp. sr. notes 5.7s,
               2013                                                   1,302,081
     4,090,000 Time Warner, Inc. debs. 9 1/8s, 2013                   5,240,018
                                                                 --------------
                                                                      7,724,606

Medical Services (--%)
-------------------------------------------------------------------------------
       515,000 WellPoint, Inc. 144A notes 5s, 2014                      518,152
       515,000 WellPoint, Inc. 144A notes 4 1/4s,
               2009                                                     512,735
                                                                 --------------
                                                                      1,030,887

Metals (0.1%)
-------------------------------------------------------------------------------
       685,000 Barrick Gold Corp. bonds 5.8s, 2034
               (Canada)                                                 708,829
       350,000 Barrick Gold Finance, Inc. notes
               4 7/8s, 2014 (Canada)                                    351,321
     1,205,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                          1,192,779
       595,000 Inco, Ltd. bonds 5.7s, 2015 (Canada)                     621,115
       575,000 WMC Finance USA company guaranty
               6 1/4s, 2033 (Australia)                                 605,815
       995,000 WMC Finance USA company guaranty
               5 1/8s, 2013 (Australia)                               1,000,994
                                                                 --------------
                                                                      4,480,853

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------
       860,000 Atmos Energy Corp. notes 4.95s, 2014                     856,403
     1,060,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                     1,229,073
     2,440,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                     2,840,050
     1,860,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012                                           2,051,636
       545,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     557,241
       360,000 TGT Pipeline Co. 144A notes 5 1/2s,
               2017                                                     364,397
                                                                 --------------
                                                                      7,898,800

Oil & Gas (0.2%)
-------------------------------------------------------------------------------
       935,000 Anadarko Finance Co. company
               guaranty Ser. B, 6 3/4s, 2011                          1,054,740
       570,000 Buckeye Partners LP notes 5.3s, 2014                     585,175
       610,000 Chesapeake Energy Corp. 144A sr.
               notes 6 3/8s, 2015                                       622,200
       555,000 Enbridge Energy Partners LP sr.
               notes 5.35s, 2014                                        566,307
     1,230,000 Kerr-McGee Corp. company guaranty
               6 7/8s, 2011                                           1,384,960
     1,140,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                     1,151,940
       245,000 MidAmerican Energy Holdings Co. sr.
               notes 3 1/2s, 2008                                       239,771
     1,780,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                       1,827,425
     1,140,000 Ocean Energy, Inc. company guaranty
               7 1/4s, 2011                                           1,305,633
       820,000 Petro-Canada, Ltd. bonds 5.35s, 2033
               (Canada)                                                 786,299
       590,000 Sunoco, Inc. notes 4 7/8s, 2014                          587,467
       320,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                     375,684
                                                                 --------------
                                                                     10,487,601

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------
     2,935,000 American Home Products Corp. notes
               6.95s, 2011                                            3,293,073
       845,000 Bayer Corp. 144A bonds FRB 6.2s,
               2008                                                     895,117
       860,000 Hospira, Inc. notes 4.95s, 2009                          876,850
                                                                 --------------
                                                                      5,065,040

Power Producers (--%)
-------------------------------------------------------------------------------
       770,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                           843,356
       985,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                         1,006,073
       280,000 Southern California Edison Co. 1st.
               mtge. 5s, 2016                                           282,485
       175,300 York Power Funding 144A notes 12s,
               2007 (Cayman Islands)  (In default)
               (NON) (F)                                                     18
                                                                 --------------
                                                                      2,131,932

Railroads (0.1%)
-------------------------------------------------------------------------------
       955,000 CSX Corp. notes 6 3/4s, 2011                           1,066,824
       385,000 CSX Corp. notes 6 1/4s, 2008                             413,396
     2,310,000 Norfolk Southern Corp. notes 7.05s,
               2037                                                   2,831,647
       115,000 Norfolk Southern Corp. sr. notes
               6 3/4s, 2011                                             129,146
       870,000 Union Pacific Corp. notes 7 3/8s,
               2009                                                     976,963
       655,000 Union Pacific Corp. notes 6 5/8s,
               2008                                                     706,334
       590,000 Union Pacific Corp. 144A
               pass-through certificates 5.214s,
               2014                                                     598,183
                                                                 --------------
                                                                      6,722,493

Real Estate (0.3%)
-------------------------------------------------------------------------------
       650,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010                                   654,998
       660,000 Colonial Properties Trust notes
               6 1/4s, 2014 (R)                                         706,935
       465,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010 (R)                                   460,888
     1,835,000 Equity One, Inc. company guaranty
               3 7/8s, 2009                                           1,779,758
     2,850,000 Franchise Finance Corp. of America
               sr. notes 8 3/4s, 2010 (R)                             3,512,579
       670,000 Heritage Property Investment Trust
               company guaranty 5 1/8s, 2014 (R)                        649,449
     1,690,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                       1,876,196
       530,000 HRPT Properties Trust bonds 5 3/4s,
               2014 (R)                                                 548,945
       525,000 HRPT Properties Trust notes 6 1/4s,
               2016 (R)                                                 561,861
       200,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         227,468
     1,150,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                               1,207,769
       520,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013 (R)                                          525,506
       675,000 Simon Property Group LP notes
               5 5/8s, 2014                                             703,399
     1,045,000 Vornado Realty Trust notes 4 3/4s,
               2010                                                   1,042,304
                                                                 --------------
                                                                     14,458,055

Regional Bells (0.2%)
-------------------------------------------------------------------------------
       200,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    212,714
     1,020,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                           1,176,431
       685,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                       683,288
       440,000 SBC Communications, Inc. notes
               5 7/8s, 2012                                             471,386
       740,000 SBC Communications, Inc. notes 5.1s,
               2014                                                     745,329
       740,000 SBC Communications, Inc. notes
               4 1/8s, 2009                                             734,722
       235,000 Verizon Global Funding Corp. notes
               7 3/4s, 2030 (S)                                         297,093
     3,970,000 Verizon New England Inc. sr. notes
               6 1/2s, 2011                                           4,371,137
       670,000 Verizon Virginia Inc. debs. Ser. A,
               4 5/8s, 2013                                             652,599
       770,000 Verzon New Jersey, Inc. debs. 8s,
               2022                                                     953,618
                                                                 --------------
                                                                     10,298,317

Restaurants (--%)
-------------------------------------------------------------------------------
       580,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                     712,856

Retail (0.1%)
-------------------------------------------------------------------------------
     1,732,087 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                              1,831,994
       805,000 Federated Department Stores, Inc.
               sr. notes 6 5/8s, 2011 (S)                               894,668
     1,385,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                   1,516,942
       275,000 Kroger Co. company guaranty 6 3/4s,
               2012                                                     309,990
       725,000 Nordstrom, Inc. debs. 6.95s, 2028                        836,456
     1,190,000 RadioShack Corp. notes 7 3/8s, 2011                    1,350,480
                                                                 --------------
                                                                      6,740,530

Software (--%)
-------------------------------------------------------------------------------
       980,000 Computer Associates International,
               Inc. 144A sr. notes 5 5/8s, 2014                         997,276

Technology Services (--%)
-------------------------------------------------------------------------------
       645,000 Fiserv, Inc. notes 4s, 2008                              644,530

Telecommunications (0.6%)
-------------------------------------------------------------------------------
        45,000 AT&T Wireless Services, Inc. notes
               8 1/8s, 2012                                              54,354
     1,355,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                     1,863,676
     3,125,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     3,674,066
     1,405,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,  2010
               (Netherlands)                                          1,667,541
     1,235,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Netherlands)                             1,665,533
     1,540,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,
               2013 (Netherlands)                                     1,588,387
       535,000 France Telecom notes 9 1/4s, 2031
               (France)                                                 743,786
     3,335,000 France Telecom notes 7 3/4s, 2011
               (France)                                               3,979,792
     1,085,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s, 2030
               (Netherlands)                                          1,441,363
     2,105,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      2,183,938
     2,455,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  2,836,728
     4,420,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  4,942,886
     1,410,000 Telecom Italia Capital SA company
               guaranty 6 3/8s, 2033 (Luxembourg)                     1,496,171
     1,165,000 Telecom Italia Capital SA company
               guaranty 5 1/4s, 2013 (Luxembourg)                     1,186,734
     1,270,000 Telecom Italia Capital SA 144A
               company guaranty  4s, 2010
               (Luxembourg)                                           1,238,301
       775,000 United States Cellular Corp. notes
               6.7s, 2033                                               840,040
       725,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                    960,088
     1,005,000 Vodafone Group PLC notes 7 3/4s,
               2010 (United Kingdom)                                  1,159,621
                                                                 --------------
                                                                     33,523,005

Telephone (--%)
-------------------------------------------------------------------------------
       270,000 New England Telephone & Telegraph
               Co. debs. 7 7/8s, 2029                                   334,069
       845,000 Telefonica Europe BV company
               guaranty 8 1/4s, 2030 (Netherlands)                    1,163,786
                                                                 --------------
                                                                      1,497,855

Waste Management (--%)
-------------------------------------------------------------------------------
     1,245,000 Waste Management, Inc. sr. notes
               7 3/8s, 2010                                           1,422,089
                                                                 --------------
               Total Corporate bonds and notes
               (cost $345,511,988)                                 $361,911,719

Collateralized mortgage obligations (6.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $664,000 Amresco Commercial Mortgage Funding
               I 144A Ser. 97-C1, Class H,  7s,
               2029                                                    $693,216
               Banc of America Commercial Mortgage,
               Inc. 144A
       715,000 Ser. 01-PB1, Class K, 6.15s, 2035                        754,222
    28,852,890 Ser. 04-4, IO, 0.047s, 2042                              437,303
       612,915 Banc of America Funding Corp. 144A
               Ser. 04-NIM1, Class Note,  6s, 2034                      612,915
               Banc of America Large Loan 144A
       427,000 FRN Ser. 02-FL2A, Class L1, 5.4s,
               2014                                                     428,252
       226,999 FRN Ser. 04-BBA4, Class G, 3.18s,
               2018                                                     226,999
       142,000 FRN Ser. 04-BBA4, Class H, 3.43s,
               2018                                                     142,000
   101,540,664 Ser. 03-BBA2, Class X1A, IO, 0.826s,
               2015                                                     581,178
     1,930,000 Banc of America Structured Security
               Trust 144A Ser. 02-X1, Class
               A3, 5.436s, 2033                                       2,005,486
               Bayview Commercial Asset Trust 144A
     7,304,753 Ser. 04-3, IO, 0.775s, 2035                              577,532
    11,830,069 Ser. 04-2, IO, 0.72s, 2034                               959,807
       456,000 Bear Stearns Commercial Mortgage
               Securitization Corp. Ser.
               00-WF2, Class F, 8.195s, 2032                            546,009
               Bear Stearns Commercial
               Mortgage Securitization Corp. 144A
     1,070,000 Ser. 04-ESA, Class K, 4.95s, 2016                      1,069,996
       793,000 Ser. 04-HS2A, Class G, 3.85s, 2016                       792,998
    27,833,807 Ser. 04-PWRA, Class X, IO, 0.161s,
               2041                                                     260,942
    10,867,147 Ser. 04-T16, Class X1, IO, 0.116s,
               2046                                                     202,062
    41,516,289 Ser. 04-PWR5, Class X1, IO, 0.068s,
               2042                                                     819,864
    15,671,309 Ser. 04-PWR6, Class X1, IO, 0.067s,
               2041                                                     265,315
               Chase Commercial Mortgage Securities Corp.
     1,821,804 Ser. 00-1, Class A1, 7.656s, 2032                      1,853,601
       553,000 Ser. 00-3, Class A2, 7.319s, 2032                        629,235
               Chase Commercial Mortgage Securities
               Corp. 144A
     4,600,000 Ser. 98-1, Class F, 6.56s, 2030                        4,991,339
     1,171,000 Ser. 98-1, Class G, 6.56s, 2030                        1,267,857
     1,761,000 Ser. 98-1, Class H, 6.34s, 2030                        1,528,844
    34,076,000 Citigroup Commercial Mortgage Trust
               144A Ser. 04-C2, Class XC,
               IO, 0.082s, 2041                                         829,271
     4,937,500 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3,  6.57s, 2030                    5,194,076
               Commercial Mortgage Acceptance Corp.
               144A
     2,013,000 Ser. 98-C1, Class F, 6.23s, 2031                       2,157,092
       705,000 Ser. 98-C2, Class F, 5.44s, 2030                         721,397
     1,991,000 Commercial Mortgage Pass-Through
               Certificates 144A Ser.
               01-FL4A, Class D, 3.253s, 2013                         1,944,608
     9,485,000 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1, Class A2, 7s, 2033                        10,089,669
     3,385,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1, Class B,  7s, 2033                    3,610,675
               CS First Boston Mortgage Securities Corp.
       836,000 Ser. 97-C2, Class F, 7.46s, 2035                         910,651
    40,000,000 Ser. 04-C5, Class A-X, 0.075s, 2037                      820,880
               CS First Boston Mortgage Securities
               Corp. 144A
     1,124,000 FRB Ser. 03-TF2A, Class L, 6.48s,
               2014                                                   1,117,923
       313,000 FRN Ser. 04-TF2A, Class J, 3.43s,
               2016                                                     312,999
       627,000 FRN Ser. 04-TF2A, Class H, 3.18s,
               2019                                                     626,999
    63,898,275 Ser. 04-C3, Class AX, IO, 0.07s,
               2036                                                   1,086,335
               DLJ Commercial Mortgage Corp.
     2,212,000 Ser. 00-CF1, Class A1B, 7.62s, 2033                    2,535,764
       444,188 Ser. 98-CF2, Class B3, 6.04s, 2031                       466,020
     4,537,000 DLJ Commercial Mortgage Corp. 144A
               Ser. 99-CG2, Class B3,  6.1s, 2032                     4,755,866
     1,000,000 DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1, Class A3,  7.76s, 2030                    1,066,604
               Fannie Mae
           552 Ser. 92-15, Class L, IO, 1037.606s,
               2022                                                       5,819
     2,901,747 Ser. 04-10, Class QC, 18.93s, 2031                     3,345,592
     1,204,292 Ser. 02-36, Class SJ, 14.081s, 2029                    1,271,325
     2,292,881 Ser. 03-87, Class SP, 12.052s, 2032                    2,360,796
     1,203,430 Ser. 04-T3, Class PT1, 9.95s, 2044                     1,375,334
       456,180 Ser. 02-T12, Class A4, 9 1/2s, 2042                      501,810
       938,697 Ser. 02-T6, Class A3, 9 1/2s, 2041                     1,029,856
       527,153 Ser. 03-W6, Class PT1, 9.282s, 2042                      593,240
     1,207,096 Ser. 04-W12, Class 1A4, 7 1/2s, 2044                   1,294,493
     3,611,468 Ser. 04-W8, Class 3A, 7 1/2s, 2044                     3,875,362
       126,632 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                      135,829
     4,501,896 Ser. 04-W9, Class 2A3, 7 1/2s, 2044                    4,825,736
       438,654 Ser. 02-T18, Class A4, 7 1/2s, 2042                      469,762
     2,295,254 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    2,458,055
     4,226,197 Ser. 02-T16, Class A3, 7 1/2s, 2042                    4,525,366
     2,520,387 Ser. 02-T19, Class A3, 7 1/2s, 2042                    2,698,449
     4,856,506 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    5,202,831
     4,196,853 Ser. 02-W6, Class 2A, 7 1/2s, 2042                     4,488,970
       761,428 Ser. 02-T12, Class A3, 7 1/2s, 2042                      814,487
     9,367,336 Ser. 02-W4, Class A5, 7 1/2s, 2042                    10,024,876
       494,504 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       526,683
     1,418,778 Ser. 02-14, Class A2, 7 1/2s, 2042                     1,517,783
     4,320,463 Ser. 01-T10, Class A2, 7 1/2s, 2041                    4,614,545
       833,286 Ser. 02-T4, Class A3, 7 1/2s, 2041                       890,234
               Fannie Mae
     7,491,727 Ser. 02-T6, Class A2, 7 1/2s, 2041                     7,998,097
     2,698,212 Ser. 01-T12, Class A2, 7 1/2s, 2041                    2,883,318
     3,065,763 Ser. 01-T8, Class A1, 7 1/2s, 2041                     3,270,892
     5,484,994 Ser. 01-T7, Class A1, 7 1/2s, 2041                     5,846,286
       617,003 Ser. 01-T3, Class A1, 7 1/2s, 2040                       658,122
     1,333,757 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,425,257
       385,725 Ser. 99-T2, Class A1, 7 1/2s, 2039                       412,425
     1,114,804 Ser. 02-T1, Class A3, 7 1/2s, 2031                     1,191,687
     3,466,579 Ser. 00-T6, Class A1, 7 1/2s, 2030                     3,694,920
        80,315 Ser. 01-T5, Class A3, 7 1/2s, 2030                        85,589
     1,652,092 Ser. 02-W7, Class A5, 7 1/2s, 2029                     1,768,966
     7,928,604 Ser. 01-T4, Class A1, 7 1/2s, 2028                     8,511,064
     2,480,768 Ser. 02-W3, Class A5, 7 1/2s, 2028                     2,653,881
     5,657,544 Ser. 03-58, Class ID, IO, 6s, 2033                       982,998
    19,591,503 Ser. 03-22, Class IO, IO, 6s, 2033                     3,368,836
     9,403,597 Ser. 03-31, Class IM, IO, 5 3/4s,
               2032                                                     799,306
    14,749,089 Ser. 03-118, Class SF, IO, 5.57s,
               2033                                                   1,737,627
     2,609,292 Ser. 02-36, Class QH, IO, 5.52s,
               2029                                                      88,660
     3,654,367 Ser. 346, Class 2, IO, 5 1/2s, 2033                      717,170
    25,343,089 Ser. 338, Class 2, IO, 5 1/2s, 2033                    5,007,240
     4,457,639 Ser. 333, Class 2, IO, 5 1/2s, 2033                      880,035
    28,229,277 Ser. 329, Class 2, IO, 5 1/2s, 2033                    5,533,379
     7,508,912 Ser. 331, Class 1, IO, 5 1/2s, 2032                    1,276,515
        48,300 Ser. 03-29, Class IG, IO, 5 1/2s,
               2031                                                      11,965
     6,196,889 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                     311,803
     3,319,592 Ser. 03-42, Class JI, IO, 5 1/2s,
               2028                                                     136,933
    18,668,947 Ser. 03-15, Class PK, IO, 5 1/2s,
               2026                                                     782,229
     3,911,425 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                      64,513
     3,388,855 Ser. 03-24, Class UI, IO, 5s, 2031                       534,539
     6,421,342 Ser. 343, Class 25, IO, 4 1/2s, 2018                     945,141
     3,696,431 Ser. 343, Class 26, IO, 4 1/2s, 2018                     564,861
    17,187,369 Ser. 03-W12, Class 2, IO, 2.217s,
               2043                                                   1,071,782
    52,859,433 Ser. 03-W10, Class 1, IO, 1.988s,
               2043                                                   2,576,897
    13,075,110 Ser. 03-W10, Class 3, IO, 1.962s,
               2043                                                     653,756
       316,461 Ser. 03-W10, Class 1A1, 1.701s, 2032                     315,765
    54,622,876 Ser. 03-W8, Class 12, IO, 1.641s,
               2042                                                   2,602,353
     4,259,287 Ser. 03-W3, Class 2IO2, IO, 1.6s,
               2042                                                      46,463
    22,819,965 Ser. 03-W6, Class 11, IO, 1.599s,
               2042                                                     242,536
    15,708,518 Ser. 03-W17, Class 12, IO, 1.158s,
               2033                                                     512,102
    32,454,347 Ser. 03-W8, Class 11, IO, 1.065s,
               2042                                                     130,495
    26,319,358 Ser. 03-49, Class SV, IO, 1s, 2033                       753,692
    80,182,964 Ser. 03-T2, Class 2, IO, 0.997s,
               2042                                                   1,919,132
    21,051,587 Ser. 03-W6, Class 21, IO, 0.898s,
               2042                                                      52,542
    21,701,593 Ser. 03-W6, Class 51, IO, 0.678s,
               2042                                                     397,981
     6,670,000 Ser. 03-W3, Class 2IO1, IO, 0.673s,
               2042                                                     134,772
    50,436,456 Ser. 01-T12, Class IO, 0.569s, 2041                      742,706
    45,079,642 Ser. 03-W2, Class 1, IO, 0.469s,
               2042                                                     582,004
    17,271,489 Ser. 02-T4, IO, 0.45s, 2041                              191,556
    56,744,747 Ser. 03-W3, Class 1, IO, 0.436s,
               2042                                                     675,530
    41,927,600 Ser. 02-T1, Class IO, IO, 0.425s,
               2031                                                     442,814
               Fannie Mae
    31,380,750 Ser. 03-W6, Class 3, IO, 0.366s,
               2042                                                     319,328
    33,015,413 Ser. 03-W6, Class 23, IO, 0.352s,
               2042                                                     322,965
     8,577,432 Ser. 01-79, Class BI, IO, 0.348s,
               2045                                                      75,616
    30,768,011 Ser. 03-W4, Class 3A, IO, 0.273s,
               2042                                                     258,451
    16,290,902 Ser. 352, Class 1, PO, zero %, 2034                   13,206,449
       527,782 Fannie Mae Whole Loan Ser. 04-W14,
               Class 2A, 7 1/2s, 2044                                   564,892
       980,795 Federal Home Loan Mortgage Corp.
               Structured Pass-Through
               Securities Ser. 212, IO, 6s, 2031                        168,229
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
       469,687 Ser. T-42, Class A6, 9 1/2s, 2042                        516,466
     8,602,879 Ser. T-60, Class 1A3, 7 1/2s, 2044                     9,197,338
     1,161,315 Ser. T-58, Class 4A, 7 1/2s, 2043                      1,241,161
     6,698,857 Ser. T-57, Class 1A3, 7 1/2s, 2043                     7,167,777
     1,358,809 Ser. T-51, Class 2A, 7 1/2s, 2042                      1,449,718
       815,467 Ser. T-42, Class A5, 7 1/2s, 2042                        871,998
    20,706,943 Ser. T-56, Class A, IO, 1.285s, 2043                     310,604
    25,393,662 Ser. T-56, Class 3, IO, 0.346s, 2043                     269,173
    29,941,070 Ser. T-56, Class 1, IO, 0.286s, 2043                     233,840
    29,226,819 Ser. T-56, Class 2, IO, 0.038s, 2043                      82,127
    15,802,000 FFCA Secured Lending Corp. 144A Ser.
               00-1, Class A2, 7.77s, 2027                           18,089,652
    34,506,766 First Union National Bank-Bank of
               America Commercial Mortgage
               144A Ser. 01-C1, Class 3, IO,
               1.746s, 2033                                           2,875,114
               First Union-Lehman Brothers
               Commercial Mortgage Trust II
     2,726,000 Ser. 97-C2, Class F, 7 1/2s, 2029                      3,194,542
     4,770,600 Ser. 97-C1, Class A3, 7.38s, 2029                      4,995,596
     1,364,000 First Union-Lehman Brothers-Bank of
               America 144A Ser. 98-C2,  Class G,
               7s, 2035                                               1,536,955
               Freddie Mac
     5,606,076 IFB Ser. 2763, Class SC, 18.68s,
               2032                                                   6,492,169
     5,128,028 Ser. 2437, Class SB, IO, 5.52s, 2032                     506,393
     7,242,381 Ser. 2581, Class IE, IO, 5 1/2s,
               2025                                                     731,028
     3,878,353 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      75,749
     6,327,412 Ser. 2828, Class GI, IO, 5.02s, 2034                     854,389
     4,323,050 Ser. 2469, Class SH, IO, 5.02s, 2032                     389,075
    16,734,148 Ser. 2869, Class JS, IO, 4.77s, 2034                   1,737,917
     3,249,111 Ser. 2882, Class SL, IO, 4.72s, 2034                     383,565
     1,997,902 Ser. 2696, PO, zero %, 2033                            1,493,332
       927,282 G-Force CDO, Ltd. FRB Ser. 01-1A,
               Class A, 3.1s, 2033  (Cayman
               Islands)                                                 928,262
               G-Force CDO, Ltd. 144A
       715,000 Ser. 02-1A, Class E, 8 1/4s, 2037
               (Cayman Islands)                                         742,818
       315,000 Ser. 02-1A, Class D, 7.61s, 2037
               (Cayman Islands)                                         343,682
       939,000 Ser. 03-1A, Class E, 6.58s, 2038
               (Cayman Islands)                                         948,243
               GEBL 144A
       818,729 Ser. 04-2, Class D, 5 1/2s, 2034                         818,729
       306,774 Ser. 04-2, Class C, 5s, 2034                             306,774
     2,403,721 General Growth Properties-Mall
               Properties Trust FRB Ser.
               01-C1A, Class D3, 4.73s, 2014                          2,406,725
               GMAC Commercial Mortgage Securities, Inc.
       592,000 Ser. 99-C3, Class F, 7.782s, 2036                        640,515
     4,072,000 Ser. 04-C2, Class A4, 5.301s, 2038                     4,251,168
     6,249,000 Ser. 03-C2, Class A2, 5.28s, 2040                      6,613,942
               GMAC Commercial Mortgage Securities,
               Inc. 144A
     1,614,303 Ser. 99-C3, Class G, 6.974s, 2036                      1,286,630
       379,421 FRN Ser. 02-FL1A, Class D, 3.7s,
               2014                                                     378,348
               Government National Mortgage
               Association
     3,884,852 Ser. 03-114, Class SP, 12.51s, 2027                    4,104,589
     7,805,849 Ser. 04-86, Class SW, IO, 4 1/4s,
               2034                                                     636,824
       241,128 Ser. 98-2, Class EA, PO, zero %,
               2028                                                     205,147
    32,556,000 Greenwich Capital Commercial Funding
               Corp. 144A Ser. 05-GG3,  Class XC,
               IO, 0.082s, 2042                                         523,598
               GS Mortgage Securities Corp. II 144A
       565,000 FRB Ser. 03-FL6A, Class L, 5.73s,
               2015                                                     565,706
    25,371,759 Ser. 04-GG2, Class XC, IO, 0.088s,
               2038                                                     281,468
               JP Morgan Chase Commercial Mortgage
               Securities Corp. 144A
    28,936,710 Ser. 04-FL1A, Class X1A, IO, 0.896s,
               2019                                                     300,942
    22,075,034 Ser. 04-CBX, Class X1, 0.073s, 2039                      426,710
    15,933,000 Ser. 04-C3, Class X1, IO, 0.047s,
               2042                                                     273,410
               LB Commercial Conduit Mortgage Trust
               144A
       715,303 Ser. 99-C1, Class F, 6.41s, 2031                         711,904
       765,731 Ser. 99-C1, Class G, 6.41s, 2031                         739,725
               LB-UBS Commercial Mortgage Trust
               144A
    23,173,395 Ser. 04-C7, Class XCL, IO, 0.136s,
               2036                                                     512,943
    23,040,279 Ser. 04-C2, Class XCL, IO, 0.133s,
               2036                                                     663,560
    59,160,000 Ser. 05, Class C1, IO, 0.124s, 2050                    1,296,610
               Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A
     1,704,000 FRN Ser. 03-LLFA, Class L, 6.2s,
               2014                                                   1,681,851
       733,000 FRB Ser. 04-LLFA, Class H, 3.43s,
               2017                                                     735,785
     1,073,050 FRB Ser. 03-C4, Class A, 3.03s, 2015                   1,075,733
               Merrill Lynch Mortgage Investors, Inc.
       644,000 Ser. 98-C3, Class E, 7.143s, 2030                        720,628
       168,987 Ser. 96-C2, Class A3, 6.96s, 2028                        175,283
               Merrill Lynch Mortgage Trust 144A
    22,251,000 Ser. 04-BPC1, Class XC,IO,, 0.059s,
               2041                                                     431,113
    32,011,447 Ser. 04-KEY2, Class X-C, IO, 0.05s,
               2039                                                     665,238
               Mezz Cap Commercial Mortgage Trust
               144A
     3,212,666 Ser. 04-C1, Class X, IO, 6.18s, 2037                   1,428,256
     2,525,000 Ser. 04-C2, Class X, IO, 2.594s,
               2034                                                   1,007,238
               Morgan Stanley Capital I 144A
     1,007,000 Ser. 96-C1, Class E, 7.443s, 2028                      1,040,517
       482,000 Ser. 98-HF1, Class F, 7.18s, 2030                        522,828
     1,000,000 Ser. 04-RR, Class F5, 6s, 2039                           865,262
     1,700,000 Ser. 04-RR, Class F6, 6s, 2039                         1,415,597
     1,117,795 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2, Class A1,  6.96s, 2033                   1,189,603
               Morgan Stanley Dean Witter Capital I
               144A
       450,746 FRB Ser. 01-XLF, Class D, 3.92s,
               2013                                                     450,746
       637,004 FRB Ser. 01-XLF, Class E, 3.87s,
               2013                                                     637,003
     1,020,000 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E, 7.146s, 2030                     1,103,840
               PNC Mortgage Acceptance Corp. 144A
     3,870,000 Ser. 99-CM1, Class B3, 7.1s, 2032                      4,233,575
       456,000 Ser. 00-C1, Class J, 6 5/8s, 2010                        403,957
       998,000 Ser. 00-C2, Class J, 6.22s, 2033                       1,039,107
               Pure Mortgages 144A
     2,645,000 FRB Ser. 04-1A, Class F, 6.132s,
               2034 (Ireland)                                         2,645,000
     1,041,000 Ser. 04-1A, Class E, 3.882s, 2034
               (Ireland)                                              1,041,000
     1,390,113 Salomon Brothers Mortgage Securities
               VII Ser. 96-C1, Class E,  8.384s,
               2028                                                   1,438,767
     8,934,253 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 0.994s, 2015                                          79,586
     1,767,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A, Class F, 3.894s, 2020                      1,768,590
               Starwood Asset Receivables Trust
               144A
       589,822 FRB Ser. 03-1A, Class F, 3.63s, 2022                     590,589
       748,620 FRB Ser. 03-1A, Class E, 3.58s, 2022                     749,594
               STRIPS 144A
       757,000 Ser. 03-1A, Class L, 5s, 2018
               (Cayman Islands)                                         660,861
       513,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                         425,021
       337,000 Ser. 04-1A, Class L, 5s, 2018
               (Cayman Islands)                                         296,594
       363,210 TIAA Real Estate CDO, Ltd. Ser.
               01-C1A, Class A1, 5.77s,
               2016 (Cayman Islands)                                    368,077
    22,836,000 Wachovia Bank Commercial Mortgage
               Trust 144A Ser. 05-C16,  Class XC,
               IO, 0.174s, 2041                                         463,856
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $353,107,641)                     $338,801,441

Convertible preferred stocks (0.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       108,800 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             $6,854,400
       102,100 Hartford Financial Services Group,
               Inc. (The) $3.00 cv. pfd.                              6,330,200
       167,548 Xerox Corp. 6.25% cv. pfd.                            23,037,850
                                                                 --------------
               Total Convertible preferred stocks
               (cost $28,761,250)                                   $36,222,450

Municipal bonds and notes (0.1%) (a)
Principal amount                                     Rating(RAT)          Value
-------------------------------------------------------------------------------
    $1,110,000 IL State G.O. Bonds, 5.1s, 6/1/33     Aa3             $1,103,762
     1,120,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B, AMBAC, 4.252s, 1/1/16         Aaa              1,094,330
     1,320,000 OR State G.O. Bonds (Taxable
               Pension), 5.892s, 6/1/27              Aa3              1,460,791
                                                                 --------------
               Total Municipal bonds and notes
               (cost $3,550,000)                                     $3,658,883

Convertible bonds and notes (0.1%) (a) (cost $2,539,477)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $95,600 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                    $3,498,673

Short-term investments (16.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $24,446,999 Barton Capital, LLC 4.92s, February
               9, 2005                                              $24,434,341
    20,000,001 Falcon Asset Securitization Corp.
               3.36s, February 14, 2005                              19,982,523
    25,000,000 Ranger Funding Co. 5.14s, February
               14, 2005                                              24,978,063
   587,748,901 Putnam Prime Money Market Fund (e)                   587,748,901
   205,364,694 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.29% to 2.65% and due dates ranging
               from February 1, 2005 to March 22,
               2005 (d)                                             205,261,728
                                                                 --------------
               Total Short-term investments
               (cost $862,405,556)                                 $862,405,556
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,613,246,115)                             $6,294,812,729
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,472,400,375.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at January 31, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at January 31, 2005.


Forward currency contracts to buy at January 31, 2005 (Unaudited)
(aggregate face value $1,522,185)
                                                      Aggregate       Delivery        Unrealized
                                    Value             face value      date            depreciation
------------------------------------------------------------------------------------------------------
Canadian Dollar                     $754,623          $788,116        4/20/05         $(33,493)
Euro                                 721,965           734,069        3/16/05          (12,104)
------------------------------------------------------------------------------------------------------
                                                                                      $(45,597)
------------------------------------------------------------------------------------------------------

Futures contracts outstanding at January 31, 2005 (Unaudited)
                                                                                         Unrealized
                                                      Aggregate       Expiration       appreciation/
                                    Value             face value      date            (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $1,003,781          $989,465      Mar-05            $14,316
Euro 90 day (Long)                    3,638,250         3,647,983      Mar-05             (9,733)
Euro 90 day (Long)                      725,475           729,838      Jun-05             (4,363)
Euro 90 day (Long)                      723,675           727,175      Sep-05             (3,500)
Euro 90 day (Long)                      722,288           724,888      Dec-05             (2,600)
U.S. Treasury Note
5 yr (Short)                        676,913,000       676,973,724      Mar-05             60,724
U.S. Treasury Note
30 yr (Long)                        152,857,031       150,648,501      Mar-05          2,208,530
U.S. Treasury Note
10 yr (Long)                        569,411,250       565,962,779      Mar-05          3,448,471
------------------------------------------------------------------------------------------------------
                                                                                      $5,711,845
------------------------------------------------------------------------------------------------------

TBA sale commitments outstanding at January 31, 2005 (Unaudited)
(proceeds receivable $152,427,282)

                                                      Principal       Settlement
Agency                                                amount          date            Value
------------------------------------------------------------------------------------------------------
FNMA 6 1/2s, February 1, 2035                         $36,300,000     2/10/05          $37,984,545
FHLMC 6 1/2s, February 1, 2035                         24,500,000     2/10/05           25,684,805
FNMA 5 1/2s, February 1, 2035                          40,800,000     2/10/05           41,539,500
FNMA 5s, February 1, 2035                              47,600,000     2/10/05           47,481,000
------------------------------------------------------------------------------------------------------
                                                                                      $152,689,850
------------------------------------------------------------------------------------------------------
Interest rate swap contracts outstanding at January 31, 2005 (Unaudited)

                                                                                         Unrealized
                                                      Notional        Termination      appreciation/
                                                      amount          date            (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 12, 2005 to receive semi-annually the
notional amount multiplied by 4.106% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                $87,100,000     1/14/10          $198,601

Agreement with Bank of America, N.A. dated
December 20, 2004 to pay semi-annually the
notional amount multiplied by 3.965% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                102,075,000     12/22/09          282,381

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                 82,772,000     1/28/24         3,481,206

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                                 12,822,000     12/5/05           (78,599)

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount multiplied
by three month USD-LIBOR.                               3,280,000     12/16/05           32,245

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.               25,631,800     7/9/06           (176,143)

Agreement with Credit Suisse First Boston
International dated November 15, 2004 to pay
semi-annually the notional amount multiplied by
3.947% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                6,600,000     11/17/09            8,301

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                         54,516,000     12/9/05          (450,928)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
1.999% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           28,852,000     1/26/06           353,026

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
2.009% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           28,154,000     1/23/06           338,869

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
2.008% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           28,154,000     1/23/06           338,870

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
2.007% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           15,124,000     1/26/06           184,019

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay s
emi-annually the notional amount multiplied by
4.71% and receive quarterly the notional amount
multiplied by three month USD-LIBOR-BBA.               10,708,000    12/15/13          (248,253)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to pay
semi-annually the notional amount multiplied by
4.579% and receive quarterly the notional amount
multiplied by three month USD-LIBOR-BBA.               10,192,000    12/16/13          (136,339)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
4.408% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            9,307,000     1/23/14            18,069

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
4.419% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            9,307,000     1/23/14            11,142

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to receive
semi-annually the notional amount multiplied by
4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            3,658,000     12/15/13           66,367

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
2.235% and receive quarterly the notional amount
multiplied by three month USD-LIBOR-BBA.                2,559,000     12/15/05           21,955
------------------------------------------------------------------------------------------------------
                                                                                     $4,244,789
------------------------------------------------------------------------------------------------------
Total return swap contracts outstanding at January 31, 2005 (Unaudited)

                                                                                         Unrealized
                                                      Notional        Termination      appreciation/
                                                      amount          date            (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Financial Products, Inc.
dated January 25, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 25 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the  notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted
by a modified duration factor.                        $24,250,000     7/31/05           $39,110

Agreement with Citigroup Financial Products, Inc.
dated January 25, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of -5 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index and pay at maturity the  notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA  Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.                                       24,250,000     7/31/05            21,847

Agreement with Goldman Sachs Capital Markets,
L.P. dated December 31, 2004 to pay at maturity
the notional amount multiplied by the spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
at maturity the notional amount multiplied by the
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 43 basis points.                                  23,889,179      6/1/05            70,539

Agreement with Goldman Sachs Capital Markets,
L.P. dated October 29, 2004 to receive at maturity
the notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual
of 25 basis points plus the beginning of the period
nominal spread of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index and
pay at maturity the  notional amount multiplied by
the nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified
duration factor.                                       35,307,366     5/1/05            137,503

Agreement with Deutsche Bank AG dated
December 29, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 7 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index and an accrual of 7 basis
points plus the beginning of the period nominal
spread of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index.                       18,122,400     4/1/05             49,235

Agreement with Deutsche Bank AG dated
August 10, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and pay
at maturity notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 25 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                       7,974,900     3/1/05             76,663

Agreement with Goldman Sachs Capital Markets,
L.P. dated December 29, 2004 to pay at maturity
the notional amount multiplied by the spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
at maturity the notional amount multiplied by the
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 8 basis points.                                  174,481,000     7/1/05            468,307

Agreement with Lehman Brothers Special
Financing, Inc. dated August 12, 2004 to
receive/(pay) monthly the notional amount
multiplied by the return of Lehman Brothers
CMBS ERISA-Eligible Index and pay monthly the
one month USD-LIBOR-BBA less 25 basis points.          23,687,125     3/1/05            136,194
------------------------------------------------------------------------------------------------------
                                                                                       $999,398
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at January 31, 2005 (Unaudited)

                                                                           Notional       Unrealized
                                                                           amount         appreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                              $2,542,815     $125,892

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        2,542,815       74,331

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        1,271,407       58,236

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          953,556       41,885

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          635,704       25,445

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                                 317,852       20,221

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                                 317,852        2,571

Agreement with Bank of America effective January 31, 2005,
maturing on March 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 18.5 basis points time the notional amount. Upon a credit default event of a reference entity (FNMA 5.375, 11/15/11), the fund makes a payment of the proportional notional amount times the difference between the
par value and the then-market value of the reference entity.               32,000,000           --

Agreement with Lehman Brothers effective January 05, 2005
maturing on March 20, 2010, to pay a premium based on the
difference between the original spread on issue and the market spread on day of execution and receive quarterly 105 basis points times the notional amount. Upon a credit default event of a reference entity within IG CDX HVOL Series 3 Index, the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the IG CDX HVOL Series 3 Index.                              17,000,000       78,346

Agreement with Lehman Brothers effective January 05, 2005
maturing on March 20, 2015, to pay a premium based on the
difference between the original spread on issue and the market spread on day of execution and receive quarterly 70 basis points time the notional amount. Upon a credit default event of a reference entity within CDX BB HY Series 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX BB HY Series 3 Index.                                       13,000,000       (7,672)

Agreement with Lehman Brothers effective January 20, 2005,
maturing on March 20, 2015, to pay quarterly 224 basis points times the notional amount. Upon a credit default event of any reference entity within DJ IG CDX Series 3 Index that the counterparties agree encroaches the 7-10 Loss Basket of the Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 3 Index.                                 2,227,000      (48,806)

Agreement with Bank of America, N.A. effective November 24,
2004, maturing on April 15, 2010, to receive a premium equal to
2.583% times the notional amount. Upon a credit default event of any News Corp. senior note or bond the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the defaulted News Corp.
senior note or bond.                                                          580,000          (76)

Agreement with Bank of America, N.A. effective August 11, 2004, maturing on April 15, 2010, to receive a premium equal to 4.418%
times the notional amount. Upon a credit default event of News
Corp. the fund makes a payment of the proportional notional
amount times the difference between the par value and the
then-market value of News Corp.                                             2,120,000      (37,261)

Agreement with Merrill Lynch International effective July 1, 2004, maturing on July 1, 2007, to receive a premium equal to 1.441%
times the notional amount. Upon a credit default event of
Consolidated Natural Gas, 6.625%, December 12, 2008, the
fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
Consolidated Natural Gas, 6.625%, December 12, 2008.                        4,410,000      (40,849)
------------------------------------------------------------------------------------------------------
                                                                                          $292,263
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $199,255,937 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $5,025,497,214)          $5,707,063,828
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $587,748,901) (Note 5)        587,748,901
-------------------------------------------------------------------------------
Cash                                                               22,437,624
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          18,110,117
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             12,094,497
-------------------------------------------------------------------------------
Receivable for securities sold                                    717,214,422
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         6,334,449
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                 364,286
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              821,948
-------------------------------------------------------------------------------
Total assets                                                    7,072,190,072

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                1,200,703,086
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         29,644,665
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 6,547,811
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            707,273
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                365,715
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           10,159
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,805,698
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,090,262
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                              8,600
-------------------------------------------------------------------------------
Payable for open forward contracts (Note 1)                            45,597
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$152,427,282) (Note 1)                                            152,689,850
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (proceeds
receivable $172,197) (Note 1)                                          94,010
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                205,261,728
-------------------------------------------------------------------------------
Other accrued expenses                                                815,243
-------------------------------------------------------------------------------
Total liabilities                                               1,599,789,697
-------------------------------------------------------------------------------
Net assets                                                     $5,472,400,375

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $4,973,120,272
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       11,515,229
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (204,992,757)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and foreign
currency transactions                                             692,757,631
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,472,400,375

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,384,416,069 divided by 189,012,743 shares)                         $17.91
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $17.91)*                $18.90
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,027,872,569 divided by 57,997,601 shares)**                        $17.72
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($75,812,318 divided by 4,258,908 shares)**                            $17.80
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($216,153,589 divided by 12,189,698 shares)                            $17.73
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.73)*                $18.37
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($508,911 divided by 28,475 shares)                      $17.87
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($767,636,919 divided by 42,753,935 shares)              $17.95
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $50,530)                         $42,521,238
-------------------------------------------------------------------------------
Interest (including interest income of $3,796,631 from
investments in affiliated issuers) (Notes 2 and 5)                 35,009,383
-------------------------------------------------------------------------------
Securities lending                                                     69,396
-------------------------------------------------------------------------------
Total investment income                                            77,600,017

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   13,464,139
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    7,172,700
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               341,135
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             57,526
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       44,827
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,235,315
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,377,454
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 381,770
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 828,698
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     703
-------------------------------------------------------------------------------
Other                                                                 964,577
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   164,275
-------------------------------------------------------------------------------
Costs assumed by manager (Notes 2 and 6)                             (164,275)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (290,709)
-------------------------------------------------------------------------------
Total expenses                                                     32,578,135
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (857,439)
-------------------------------------------------------------------------------
Net expenses                                                       31,720,696
-------------------------------------------------------------------------------
Net investment income                                              45,879,321
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  209,647,034
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        7,886,566
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    23,225,063
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           167,141
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                166,854
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  175,265
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, and TBA
sale commitments during the period                                 78,048,493
-------------------------------------------------------------------------------
Net gain on investments                                           319,316,416
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $365,195,737
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $45,879,321     $106,369,812
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            241,092,658      226,073,390
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        78,223,758      238,880,235
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       365,195,737      571,323,437
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (30,251,572)     (71,321,677)
-------------------------------------------------------------------------------
Class B                                           (5,758,205)     (15,606,522)
-------------------------------------------------------------------------------
Class C                                             (405,080)      (1,081,609)
-------------------------------------------------------------------------------
Class M                                           (1,462,034)      (3,563,743)
-------------------------------------------------------------------------------
Class R                                               (2,031)            (455)
-------------------------------------------------------------------------------
Class Y                                           (8,541,217)     (21,369,832)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               5,062            2,271
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 7)                                 (405,095,165)  (1,204,253,202)
-------------------------------------------------------------------------------
Total decrease in net assets                     (86,314,505)    (745,871,332)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            5,558,714,880    6,304,586,212
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $11,515,229 and
$12,056,047, respectively)                    $5,472,400,375   $5,558,714,880
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                                (Unaudited)                                Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.91          $15.72          $15.02          $17.24          $15.77          $18.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .16 (d)         .32 (d)         .37             .45             .52             .55
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.00            1.20             .81           (2.17)           1.49           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.16            1.52            1.18           (1.72)           2.01            (.89)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.16)           (.33)           (.48)           (.48)           (.53)           (.58)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.16)           (.33)           (.48)           (.50)           (.54)          (1.83)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $17.91          $16.91          $15.72          $15.02          $17.24          $15.77
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.87*           9.77            8.06          (10.20)          12.86           (5.09)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,384,416      $3,322,532      $3,784,601      $2,990,984      $3,176,287      $3,030,281
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .52*(d)        1.00 (d)         .99             .96             .92             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .89*(d)        1.90 (d)        2.50            2.75            3.11            3.32
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     84.65*         165.66          121.38 (f)(g)   131.89 (f)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.73          $15.56          $14.87          $17.07          $15.62          $18.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .09 (d)         .19 (d)         .26             .33             .39             .42
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .99            1.19             .80           (2.15)           1.48           (1.43)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.08            1.38            1.06           (1.82)           1.87           (1.01)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.09)           (.21)           (.37)           (.36)           (.41)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.09)           (.21)           (.37)           (.38)           (.42)          (1.70)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $17.72          $16.73          $15.56          $14.87          $17.07          $15.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.48*           8.88            7.25          (10.86)          12.02           (5.82)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,027,873      $1,095,665      $1,308,605      $1,068,667      $1,199,676      $1,175,947
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .90*(d)        1.75 (d)        1.74            1.71            1.67            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .52*(d)        1.16 (d)        1.75            2.00            2.36            2.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     84.65*         165.66          121.38 (f)(g)   131.89 (f)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                                (Unaudited)                                 Year ended July 31
---------------------------------------------------------------------------------------------------------------------------------
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.81          $15.63          $14.94          $17.16          $15.71          $18.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .09 (d)         .19 (d)         .26             .33             .39             .42
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .99            1.20             .80           (2.16)           1.49           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.08            1.39            1.06           (1.83)           1.88           (1.02)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.09)           (.21)           (.37)           (.37)           (.42)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.09)           (.21)           (.37)           (.39)           (.43)          (1.76)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $17.80          $16.81          $15.63          $14.94          $17.16          $15.71
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.46*           8.92            7.25          (10.88)          12.02           (5.82)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $75,812         $75,185         $91,282         $53,186         $37,453         $20,642
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .90*(d)        1.75 (d)        1.74            1.71            1.67            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .52*(d)        1.16 (d)        1.73            1.99            2.32            2.60
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     84.65*         165.66          121.38 (f)(g)   131.89 (f)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    January 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class C shares
    (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         January 31
Per-share                                (Unaudited)                                 Year ended July 31
---------------------------------------------------------------------------------------------------------------------------------
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.74          $15.57          $14.87          $17.08          $15.63          $18.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .11 (d)         .23 (d)         .30             .37             .43             .46
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .99            1.19             .80           (2.16)           1.48           (1.42)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.10            1.42            1.10           (1.79)           1.91            (.96)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.11)           (.25)           (.40)           (.40)           (.45)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.11)           (.25)           (.40)           (.42)           (.46)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $17.73          $16.74          $15.57          $14.87          $17.08          $15.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.62*           9.18            7.58          (10.69)          12.31           (5.52)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $216,154        $217,046        $239,662        $222,176        $252,802        $223,246
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .77*(d)        1.50 (d)        1.49            1.46            1.42            1.43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .65*(d)        1.40 (d)        2.02            2.25            2.60            2.82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     84.65*         165.66          121.38 (f)(g)   131.89 (f)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------
                                                                               For the
                                            Six months                          period
                                                 ended            Year     January 21,
                                            January 31           ended        to 2003+
Per-share                                  (Unaudited)         July 31         July 31
operating performance                             2005            2004            2003
---------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.89          $15.70          $15.05
---------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------
Net investment income (a)                          .12 (d)         .21 (d)         .17
---------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                               1.01            1.29             .65
---------------------------------------------------------------------------------------------
Total from investment operations                  1.13            1.50             .82
---------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------
From net investment income                        (.15)           (.31)           (.17)
---------------------------------------------------------------------------------------------
Total distributions                               (.15)           (.31)           (.17)
---------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          -- (e)          --
---------------------------------------------------------------------------------------------
Net asset value, end of period                  $17.87          $16.89          $15.70
---------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            6.71*           9.60            5.52*
---------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $509            $127              $1
---------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .64*(d)        1.25 (d)         .65*
---------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .66*(d)        1.33 (d)        1.18*
---------------------------------------------------------------------------------------------
Portfolio turnover (%)                           84.65*         165.66          121.38 (f)(g)
---------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam
    Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of
    Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                          ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.95          $15.76          $15.05          $17.28          $15.80          $18.53
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .18 (d)         .36 (d)         .41             .49             .56             .60
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.00            1.21             .82           (2.17)           1.50           (1.46)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.18            1.57            1.23           (1.68)           2.06            (.86)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.18)           (.38)           (.52)           (.53)           (.57)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.18)           (.38)           (.52)           (.55)           (.58)          (1.87)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $17.95          $16.95          $15.76          $15.05          $17.28          $15.80
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.99*          10.03            8.38          (10.01)          13.18           (4.89)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $767,637        $848,161        $880,435        $731,900        $768,075        $621,363
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .39*(d)         .75 (d)         .74             .71             .67             .68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.03*(d)        2.16 (d)        2.76            3.00            3.35            3.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     84.65*         165.66          121.38 (f)(g)   131.89 (f)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of the average net assets of class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2005 (Unaudited)

Note 1
Significant accounting policies

The George Putnam Fund of Boston ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2005, the value of securities loaned amounted to $199,255,937. The fund received cash collateral of $205,261,728 which is pooled with collateral of other Putnam funds into 25 issuers of high grade short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $322,771,264 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------
   $35,701,820      July 31, 2010
   287,069,444      July 31, 2011

The aggregate identified cost on a tax basis is $5,719,974,485, resulting in gross unrealized appreciation and depreciation of $653,347,999 and $78,509,755, respectively, or net unrealized appreciation of $574,838,244.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next
$500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended January 31, 2005, Putnam Management did not waive any of its management fee.

For the period ended January 31, 2005, Putnam Management has assumed $164,275 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $7,436,625 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2005, the fund's expenses were reduced by $857,439 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $107,810 and $2,605 from the sale of class A and class M shares, respectively, and received $604,334 and $4,091 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received $3,037 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,182,148,759 and $4,860,106,806, respectively. Purchases and sales of U.S. government securities aggregated $20,773,538 and $4,484,936 respectively.

Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,276,447      $284,056,344
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,615,925        27,866,998
----------------------------------------------------------------
                                    17,892,372       311,923,342

Shares repurchased                 (25,406,198)     (443,614,949)
----------------------------------------------------------------
Net decrease                        (7,513,826)    $(131,691,607)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         38,177,152      $636,173,891
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,010,048        65,565,354
----------------------------------------------------------------
                                    42,187,200       701,739,245

Shares repurchased                 (86,369,385)   (1,432,155,679)
----------------------------------------------------------------
Net decrease                       (44,182,185)    $(730,416,434)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,917,089       $50,210,682
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       313,417         5,353,073
----------------------------------------------------------------
                                     3,230,506        55,563,755

Shares repurchased                 (10,716,873)     (184,840,662)
----------------------------------------------------------------
Net decrease                        (7,486,367)    $(129,276,907)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,048,720      $165,010,566
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       894,212        14,468,542
----------------------------------------------------------------
                                    10,942,932       179,479,108

Shares repurchased                 (29,561,948)     (487,125,663)
----------------------------------------------------------------
Net decrease                       (18,619,016)    $(307,646,555)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            350,639        $6,101,199
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,072           361,701
----------------------------------------------------------------
                                       371,711         6,462,900

Shares repurchased                    (586,477)      (10,200,502)
----------------------------------------------------------------
Net decrease                          (214,766)      $(3,737,602)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,298,282       $21,315,780
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        60,062           973,315
----------------------------------------------------------------
                                     1,358,344        22,289,095

Shares repurchased                  (2,725,476)      (45,065,348)
----------------------------------------------------------------
Net decrease                        (1,367,132)     $(22,776,253)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,101,264       $19,012,836
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        84,158         1,438,232
----------------------------------------------------------------
                                     1,185,422        20,451,068

Shares repurchased                  (1,959,730)      (34,051,928)
----------------------------------------------------------------
Net decrease                          (774,308)     $(13,600,860)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,968,774       $32,462,800
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       215,887         3,497,386
----------------------------------------------------------------
                                     2,184,661        35,960,186

Shares repurchased                  (4,611,033)      (76,071,129)
----------------------------------------------------------------
Net decrease                        (2,426,372)     $(40,110,943)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             21,616          $378,085
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           117             2,031
----------------------------------------------------------------
                                        21,733           380,116

Shares repurchased                        (766)          (13,551)
----------------------------------------------------------------
Net increase                            20,967          $366,565
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              8,000          $136,550
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            27               455
----------------------------------------------------------------
                                         8,027           137,005

Shares repurchased                        (586)           (9,998)
----------------------------------------------------------------
Net increase                             7,441          $127,007
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,988,143       $86,275,974
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       431,222         8,541,217
----------------------------------------------------------------
                                     5,419,365        94,817,191

Shares repurchased                 (12,705,473)     (221,971,945)
----------------------------------------------------------------
Net decrease                        (7,286,108)    $(127,154,754)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,234,706      $218,756,844
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,301,572        21,369,832
----------------------------------------------------------------
                                    14,536,278       240,126,676

Shares repurchased                 (20,348,272)     (343,556,700)
----------------------------------------------------------------
Net decrease                        (5,811,994)    $(103,430,024)
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2005, management fees paid were reduced by $290,709 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,796,631 for the period ended January 31, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.

Note 7
Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. Putnam made restitution of approximately $169,000 to the fund on February 27, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the funds' Trustees and independent auditors. The SEC is investigating this matter.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the Fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected as follows:

                              Votes               Votes
                              For                 Withheld
-------------------------------------------------------------------------------
Jameson A. Baxter             167,648,483         5,194,591
Charles B. Curtis             167,565,947         5,277,127
Myra R. Drucker               167,552,017         5,291,057
Charles E. Haldeman, Jr.      167,628,992         5,214,082
John A. Hill                  167,560,974         5,282,100
Ronald J. Jackson             167,674,184         5,168,890
Paul L. Joskow                167,635,292         5,207,782
Elizabeth T. Kennan           167,508,917         5,334,157
John H. Mullin, III           167,652,677         5,190,397
Robert E. Patterson           167,607,452         5,235,622
George Putnam, III            167,569,364         5,273,710
A.J.C. Smith *                167,447,392         5,395,682
W. Thomas Stephens            167,570,392         5,272,682
Richard B. Worley             167,569,029         5,274,045

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was approved as follows:

                              Votes               Votes
                              For                 Against         Abstentions
-------------------------------------------------------------------------------
                              119,526,421         11,237,709      42,078,944

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                              Votes               Votes
                              For                 Against         Abstentions
-------------------------------------------------------------------------------
                              120,429,963         10,822,448      41,590,663

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market was approved as follows:

                              Votes               Votes
                              For                 Against         Abstentions
-------------------------------------------------------------------------------
                              126,786,328         5,490,050       40,566,696

January 10, 2005 meeting

A proposal to amend the Trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                              Votes               Votes
                              For                 Against         Abstentions
-------------------------------------------------------------------------------
                              124,838,521         8,861,881       41,095,582

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to the nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended January 31, 2005. The other Putnam mutual funds in this group are Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Citigroup Global Markets, Goldman Sachs, Deutsche Bank Securities, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended January 31, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Co., Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Morgan Stanley Dean Witter, Sanford Bernstein, Standard & Poor's, UBS Warburg, and Wachovia Securities.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA021-220217  3/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The George Putnam Fund of Boston
Supplement to Semiannual Report dated 1/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/05

                                                            NAV

6 months                                                   6.99%
1 year                                                     6.36
5 years                                                   31.38
Annual average                                             5.61
10 years                                                 157.55
Annual average                                             9.92
Life of fund (since class A inception, 11/5/37)
Annual average                                             9.48

Share value:                                                NAV

7/31/04                                                  $16.95
1/31/05                                                  $17.95

----------------------------------------------------------------------------

Distributions:       No.     Income     Capital gains     Total
                      2      $0.178          --          $0.178

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (3/31/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see page 13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 1/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $4.07
Ending value (after expenses)                                    $1,069.90

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $3.97
Ending value (after expenses)                                    $1,021.27

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                  0.78%
Average annualized expense ratio for Lipper peer group +              1.06%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005